As filed with the Securities and Exchange Commission on October 29, 1999


     1933 Act Registration No. 33-37928; 1940 Act Registration No. 811-6259


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X

                        Pre-Effective Amendment No. ____



                        Post-Effective Amendment No. 19              X

                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940               X
                                Amendment No. 20


                        (Check appropriate box or boxes.)

                               STRATUS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 P.O. Box 82535
                          Lincoln, Nebraska 68501-2535
               (Address of Principal Executive Offices)(Zip Code)

     Registrant's Telephone Number, including Area Code: (402) 476-3000


                                 Thomas C. Smith
                               STRATUS FUND, INC.
                                 P.O. Box 82535
                          Lincoln, Nebraska 68501-2535
                     (Name and Address of Agent for Service)


                        Copies of all communications to:

                                Thomas H. Duncan
                        Ballard Spahr Andrews & Ingersoll
                          1225 17th Street, Suite 2300
                             Denver, Colorado 80202

Approximate Date of Proposed Public Offering:      As soon as practicable after
                                                   the Registration Statement
                                                   becomes effective.


It is proposed that this filing will become effective:


              [X] immediately  upon  filing  pursuant  to  paragraph  (b)
              [ ] on (Date) pursuant  to  paragraph  (b)
              [ ] 60 days  after  filing  pursuant  to paragraph (a)(i)
              [ ] on (Date) pursuant to paragraph  (a)(i)
              [ ] 75 days after filing pursuant to paragraph  (a)(ii)
              [ ] on (Date) pursuant to paragraph (a)(ii) of Rule 485

                               STRATUS FUND, INC.

                           INSTITUTIONAL CLASS SHARES



                                   PROSPECTUS
                                NOVEMBER 1, 1999



                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                             INTERNATIONAL PORTFOLIO






                               INVESTMENT ADVISER
                          Union Bank and Trust Company

                         INVESTMENT SUB-ADVISER FOR THE
                             INTERNATIONAL PORTFOLIO
                      Murray Johnstone International, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


Introduction and Fund Summary...............................................3

More Information About Investment Objectives and Strategies................22

More Information About Risk................................................27

Each Portfolio's Other Investments.........................................30

Shareholder Information....................................................31

Dividends and Capital Gains Distributions..................................34

Tax Consequences...........................................................35

Fund Management............................................................36

Financial Highlights.......................................................37

INTRODUCTION AND FUND SUMMARY

INTRODUCTION

        Stratus Fund, Inc. is a mutual fund that offers shares in separate investment portfolios. Each Portfolio operates as a separate mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests the money in securities. The value of your investment in a Portfolio is based on the market value of the securities the Portfolio holds.

        Each Portfolio has its own investment goal and strategies for reaching that goal. This prospectus gives you important information about the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

        An investment in a Portfolio is not a deposit in Union Bank and Trust Company and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and involves investment risk, including potential loss of principal.

FUND SUMMARY

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Intermediate Government Bond Portfolio seeks current income, some or all of which is exempt from state income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser's principal investment strategies include:

     o Investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities.

     o Normally maintaining an average dollar weighted maturity of between three and ten years.

PRINCIPAL INVESTMENT RISKS


The Intermediate Government Bond Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:


     o INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

     o PREPAYMENT RISK. If during periods of falling interest rates an issuer of a debt security held by the Portfolio repays a higher yielding bond before its maturity date, the Portfolio will reinvest these unanticipated proceeds at lower rates. As a result the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

     o U.S. GOVERNMENT SECURITIES RISK. Obligations issued or guaranteed by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


     o ISSUER-SPECIFIC RISK. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the market as a whole.

     o INCOME RISK. Falling interest rates will cause the portfolio's income to decline.


     o CREDIT RISK. If the issuer of a debt security fails to pay interest or principal in a timely manner, the Portfolio's return will be lower.


When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

PERFORMANCE


The following information provides some indication of the risks of investing in the Intermediate Government Bond Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not necessarily an indication of future performance.

YEAR-BY-YEAR RETURNS

                            INTERMEDIATE GOVERNMENT BOND PORTFOLIO
[GRAPHIC OMITTED]





During the periods shown in the chart for the Intermediate Government Bond Portfolio, the highest return for a quarter was 4.45% (quarter ending September 30, 1992) and the lowest return for a quarter was -1.7% (quarter ending June 30,
1994).
                                        4

The year-to-date return as of September 30, 1999 for Intermediate Government Bond Portfolio was 1.44%.

   AVERAGE ANNUAL RETURNS


   FOR THE PERIODS ENDED                                            Since
     DECEMBER 31, 1998             1 YEAR         5 YEARS         INCEPTION 1
     -----------------             ------         -------         ---------
Intermediate Government             6.01           4.88              6.08
Bond Portfolio
Merrill Lynch                       8.40           6.45
Inter-Term Index

--------------------
1 Commenced operations May 15, 1991


FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you hold shares of the Intermediate Government Bond Portfolio. You will not pay any charges in connection with the purchase of your shares.

                       ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)


Management Fees                                                .65%
Other Expenses                                                 .51%
                                                              -----
Total Portfolio Operating Expenses                            1.16 %
                                                              -----

     EXAMPLE

The following example is intended to help you compare the cost of an investment in the Intermediate Government Bond Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 Year              3 Years            5 Years                 10 Years
$116                $362               $626                    $1,382

GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

The Government Securities Portfolio seeks a high total return consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser's principal investment strategies include:

   o Investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   o Investing the remainder of its assets in marketable debt obligations rated within the four highest debt ratings, obligations of commercial banks, repurchase agreements and money market instruments.

   o Selecting securities that will provide a high total return consistent with the Portfolio's investment objective taking into consideration both current income and the potential for appreciation of value.

   o Normally maintaining an average dollar weighted maturity of between three and ten years.

PRINCIPAL INVESTMENT RISKS


The Government Securities Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:


   o INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.


   o PREPAYMENT RISK. If during periods of falling interest rates an issuer of a debt security held by the Portfolio repays a higher yielding bond before its maturity date, the Portfolio will reinvest these unanticipated proceeds at lower rates. As a result the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

   o ISSUER-SPECIFIC RISK. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the market as a whole. Debt obligations rated within the lowest of the four highest debt ratings have speculative characteristics and a change in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments that would be the case with higher rated securities. If after acquisition by the Portfolio, a change in the credit quality of a debt security causes the security to fall below investment grade, the investment adviser will consider selling the security if the sale will not have an adverse effect on the portfolio.

   o CREDIT RISK. If the issuer of a debt security fails to pay interest or principal in a timely manner, the Portfolio's return will be lower.

   o INCOME RISK. Falling interest rates will cause the Portfolio's income to decline.


When you sell shares of the Portfolio, they could be worth less than what you paid for them.

PERFORMANCE


The following information provides some indication of the risk of investing in the Government Securities Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.


   YEAR-BY-YEAR RETURNS

                                            GOVERNMENT SECURITIES PORTFOLIO

[GRAPHIC OMITTED]




During the periods shown in the chart for the Government Securities Portfolio, the highest return for a quarter was 4.75% (quarter ending June 30, 1994) and the lowest return for a quarter was -1.7% (quarter ending June 30, 1995).

The year-to-date return as of September 30, 1999 for Government Securities Portfolio was 1.88%.

   AVERAGE ANNUAL RETURNS


  FOR THE PERIODS ENDED                                           SINCE
    DECEMBER 31, 1998           1 YEAR            5 YEARS       INCEPTION 1
    -----------------           ------            -------       ---------
Government                       6.76               5.34           4.98
Securities Portfolio
Merrill Lynch                    8.40               6.45
Inter-Term Index

----------------------
1 Commenced operations October 8, 1993.


FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you hold shares of the Government Securities Portfolio. You will not pay any charges in connection with the purchase of your shares.

                       ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)


Management Fees                                          .50%
Other Expenses                                           .30%
                                                          ---
Total Portfolio Operating Expenses                       .80%
                                                         ====

     EXAMPLE

The following example is intended to help you compare the cost of an investment in the Government Securities Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 Year          3 Years                  5 Years                 10 Years
$80             $250                     $435                    $969

GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Growth Portfolio seeks capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser's principal investment strategies include:

   o    Investing primarily in a diversified portfolio of common stocks.

   o    Selecting equity securities, the majority of which pay dividends.

   o    Investing in medium and large capitalization companies.


   o Investing in companies the Adviser believes will have earnings that grow faster than inflation and faster than the economy in general and whose securities are attractively priced. The Adviser's strategies may involve active trading in the Portfolio's securities and may result in a higher Portfolio turnover rate.


PRINCIPAL INVESTMENT RISKS


The Growth Portfolio is subject to the following principal investment risks, any one of which could cause you to lose money:


     o STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.


     o ISSUER-SPECIFIC RISKS. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the market as a whole.


     o GROWTH INVESTING. Growth stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.


When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

PERFORMANCE


The following information provides some indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.


   YEAR-BY-YEAR RETURNS


                                GROWTH PORTFOLIO
[GRAPHIC OMITTED]

During the periods shown in the chart for the Growth Portfolio, the highest return for a quarter was 19.28% (quarter ending December 31, 1998) and the lowest return for a quarter was -11.76% (quarter ending September 30, 1998).

The year-to-date return as of September 30, 1999 for Growth Portfolio was 2.95%


   AVERAGE ANNUAL RETURNS



  FOR THE PERIODS ENDED                                          SINCE
    DECEMBER 31, 1998           1 YEAR          5 YEARS        INCEPTION 1
    -----------------           ------          -------        ---------
Growth Portfolio                 21.73           19.59           19.31
S&P 500 Index                    28.74           24.08

--------------
1 Commenced operation October 8, 1993.

FEE TABLE

The following table describes the fees and expenses that you may pay if you hold shares of the Growth Portfolio. You will not pay any charges in connection with the purchase of your shares.

                         ANNUAL FUND OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)


Management Fees                                                .75%
Other Expenses                                                 .30%
                                                              -----
Total Portfolio Operating Expenses                            1.05%
                                                              =====

     EXAMPLE

The following example is intended to help you compare the cost of an investment in the Growth Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




1 Year              3 Years                  5 Years                 10 Years
$105                $328                     $568                    $1,258

CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE

The Capital Appreciation Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser's principal investment strategies include:

   o    Investing primarily in common stocks.


   o Investing in small to mid-size companies having a market capitalization of $5 billion or less that it believes will have higher earnings growth potential than that of the general market and have attractive stock prices in relation to their growth potential. The Adviser's strategy may involve active trading in the Portfolio's securities and may result in a higher Portfolio turnover rate.


PRINCIPAL INVESTMENT RISKS


The Capital Appreciation Portfolio is subject to the following principal investment risks, any one of which could cause you to lose money:


     o STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory market, or economic developments. Different parts of the market can react differently to these developments.


     o ISSUER-SPECIFIC RISKS. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.


     o GROWTH INVESTING. Growth stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.


When you sell your shares of the Portfolio, they could be worth less than what you paid for them.


PERFORMANCE


The following information provides some indication of the risks of investing in the Capital Appreciation Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.

   YEAR-BY-YEAR RETURNS


                         CAPITAL APPRECIATION PORTFOLIO
[GRAPHIC OMITTED]

During the periods shown in the chart for the Capital Appreciation Portfolio, the highest return for a quarter was 17.60% (quarter ending December 31, 1998) and the lowest return for a quarter was -20.78% (quarter ending September 30, 1998).

The year-to-date return as of September 30, 1999 for Capital Appreciation Portfolio was -8.16%.


   AVERAGE ANNUAL RETURNS



  For the periods ended                                            Since
    DECEMBER 31, 1998           1 YEAR          5 YEARS          INCEPTION 1
    -----------------           ------          -------          ---------
Capital Appreciation             -2.30           10.68              8.42
Portfolio
Russell 2000 Index               -2.23           11.91

-------------------
1 Commenced operations January 4, 1993.



FEE TABLE

The following table describes the fees and expenses that you may pay if you hold shares of the Capital Appreciation Portfolio. You will not pay any charges in connection with the purchase of your shares.

                         ANNUAL FUND OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)


Management Fees                                               1.40%
Other Expenses                                                 .55%
Total Portfolio Operating Expenses                            1.95 %

The Capital Appreciation Portfolio is obligated to pay the Adviser a basic investment advisory fee of 1.40% of the Portfolio's average annual net assets, but that fee is adjusted upward or downward based on the Portfolio's performance relative to the Russell 2000 Stock Index on a 12 month average. The fee could be as high as 2.40% of the Portfolio's average annual net assets or low as 0.40%. The management fees for the Capital Appreciation Portfolio have been restated to reflect the basic fee of 1.40% without adjustment.

     EXAMPLE

The following example is intended to help you compare the cost of an investment in the Capital Appreciation Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




1 Year              3 Years               5 Years              10 Years
$195                $603                  $1,036               $2,240

INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE

The International Portfolio seeks a high total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES

The Sub-Adviser's principal investment strategies include:

   o Investing primarily in common stocks of established foreign companies that it believes have potential for capital growth, income or both.


   o Investing the remainder of its assets in investment grade debt securities.

   o Maintaining a globally diversified portfolio of equity and debt securities that will include investments in equity and debt securities of companies located in developing countries. In determining the appropriate distribution of investments among various countries and geographic regions, the Sub-Adviser will consider a variety of factors including prospects for economic growth, expected levels of inflation, government policies and currency relationships.


PRINCIPAL INVESTMENT RISKS


The International Portfolio is subject to the following risks any one of which could cause you to lose money:


     o STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issues, political, regulatory market, or economic developments.


     o ISSUER-SPECIFIC RISKS. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the market as a whole.


     o FOREIGN COUNTRY RISK. Foreign markets can be more volatile than the U.S. market due to increased risks from adverse issuer, political, regulatory, market or economic developments.


     o EMERGING MARKET RISK. The Portfolio may invest up to 30% of its assets in securities issued by foreign companies located in developing countries in various regions of the world. Investing in developing countries involves risk of high inflation, high sensitivity to commodity prices and government ownership of the biggest industries in that country. Generally, investing in developing countries involves a higher probability of occurrence of the risks of investing in foreign securities.

     o CURRENCY RISK. The value of the Portfolio will be affected by changes in currency exchange rates. A rise in the value of the U.S. Dollar against a foreign currency will cause the U.S. Dollar value of a foreign security to decrease.


When you sell your shares of the Portfolio, they could be worth less than what you paid for them.


PERFORMANCE


The following information provides some indication of the risks of investing in the International Portfolio by showing changes in the International Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.


   YEAR-BY-YEAR RETURNS


                             INTERNATIONAL PORTFOLIO
[GRAPHIC OMITTED]


During the periods shown in the chart for the International Portfolio, the highest return for a quarter was 14.04% (quarter ending March 31, 1998) and the lowest return for a quarter was -16.85% (quarter ending September 30, 1999).

The year-to-date return as of September 30, 1999 for International Portfolio was 4.02%.

   AVERAGE ANNUAL RETURNS



  FOR THE PERIODS ENDED                                Since
    DECEMBER 31, 1998           1 YEAR               INCEPTION 1
International Portfolio          9.50                   7.13
Morgan Stanley                   18.23
International Index

--------------------
1 Commenced operations October 1, 1996


FEE TABLE

The following table describes the fees and expenses that you may pay if you hold shares of the International Portfolio. You will not pay any charges in connection with the purchase of your shares.

                       ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)


Management Fees                                               1.15%
Other Expenses                                                 .38%
Total Portfolio Operating Expenses                            1.93 %

     EXAMPLE

The following example is intended to help you compare the cost of an investment in the International Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




1 Year                3 Years             5 Years                 10 Years
$153                  $475                $820                    $1,792

MORE INFORMATION ABOUT INVESTMENT OBJECTIVES AND STRATEGIES

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

INVESTMENT OBJECTIVE

        The investment objective of the Intermediate Government Bond Portfolio is to provide current income, some or all of which is exempt from state income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

        The Portfolio will invest at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities. The Portfolio may also invest in money market instruments.

        The Portfolio maintains an average dollar weighted maturity between 3 and 10 years with respect to all of its debt securities.

        To achieve its objective of current income, the Portfolio normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio may sell any security at any time if the Adviser believes general economic, industry or securities market conditions warrant selling the security.

        The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change. The Adviser expects that annual portfolio turnover rate will normally not exceed 100%.

FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the Intermediate Government Bond Portfolio is a fundamental policy that may not be changed without shareholder approval.

GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

        The investment objective of the Government Securities Portfolio is to provide a high total return consistent with the preservation of capital.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

        To achieve its objective, the Government Securities Portfolio will invest at least 80% of its total assets in securities issued or guaranteed by the U. S. Government, its agencies or its instrumentalities. The Portfolio will invest its remaining assets in the following securities:

     o Domestic issues of marketable debt obligations that are rated at time of purchase within the four highest debt rating categories established by Moody's or S&P or are determined to by the Adviser to be of a comparable quality or the time of purchase.

     o Obligations of commercial banks, including negotiable certificates of deposit and banker's acceptances.

     o Repurchase agreements on securities issued or guaranteed by the U.S. Government.

     o    Money market instruments.

        To achieve its objective of current income, the Portfolio normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio may sell any security at any time without regard to the length of time it has been held if the Adviser believes general economic, industry or securities market conditions warrant selling the security. In selecting debt securities for the Portfolio that are not government securities, the Adviser will utilize a fundamental analysis of the issuer's financial condition and operations, including an analysis of products and services and competition, management research and development activities. These issuers generally will have a debt to capital ratio of less than 60% and have market capitalization in excess of $500,000,000.

        The Adviser expects that annual Portfolio turnover rate will normally not exceed 100%.

        The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change. The average dollar-weighted maturity of the Portfolio's investments in debt instruments will normally be between three and ten years.

FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the Government Securities Portfolio is a fundamental policy that may not be changed without shareholder approval.

GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

        The investment objective of the Growth Portfolio is capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

        To achieve its investment objective, the Growth Portfolio will invest at least 65% of its total assets in a diversified portfolio of common stocks. The remaining assets (up to 35% of the Portfolio) may be invested in U.S. Government securities, put and call options and money market instruments.

        The Growth Portfolio invests principally in medium and large capitalization companies having a market capitalization greater than $1 billion. The Growth Portfolio seeks to identify and invest in companies whose earnings the Adviser believes will grow faster than inflation and faster than the economy in general and whose growth the Adviser believes has not yet been fully reflected in the market price of the company's shares. The Adviser also seeks to invest in securities it believes will out perform the Standard and Poor's Equity Index on a risk adjusted basis. To provide current income, the Adviser may select securities for the Portfolio issued by companies that have a history of paying regular dividends.

        When selecting securities for the Growth Portfolio, the Adviser relies on a company-by-company analysis and a broader analysis of industry or economic sector trends and takes into consideration the quality of a company's management, the existence of a leading or dominant position in a major product line or market and the soundness of the company's financial position. Once the Adviser identifies a possible investment, a number of valuation measures are applied to determine the relative attractiveness of each company and select those companies whose shares are most attractively priced.


        The Adviser has engaged in active trading of securities held by the Growth Portfolio. The Portfolio's turnover rate for its last fiscal year was 194%. Frequent trading of portfolio securities increases the expenses of the Portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.


FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the Growth Portfolio is a fundamental policy that may not be changed without shareholder approval.

CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE

        The Investment objective of the Capital Appreciation Portfolio is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

        To achieve its objective, the Capital Appreciation Portfolio will invest at least 65% of its assets in a diversified portfolio of common stocks. The Adviser invests principally in companies which it believes will have earnings growth above the market averages with an emphasis toward companies whose growth the Adviser believes has not been fully reflected in the market price of such company's shares. The Capital Appreciation Portfolio invests principally in medium and small capitalization companies having market capitalization of $5 billion or less.

        The Adviser selects securities for investment based upon considerations such as the quality of a company's management, the existence of a leading or dominant position in a major product line market and the soundness of a company's financial position. As companies are identified as possible investments, the Adviser applies a number of valuation techniques to determine the relative attractiveness of each company. Based upon these factors, the Adviser will attempt to select those companies whose shares, in its estimation, are most attractively priced.


        The Adviser has engaged in active trading of securities held by the Capital Appreciation Portfolio. The Portfolio's turnover rate for its last fiscal year was 109%. Frequent trading of portfolio securities increases the expenses of the Portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.


FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the Capital Appreciation Portfolio is a fundamental policy that may not be changed without shareholder approval.

INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE

        The investment objective of the International Portfolio is high total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES


        Under normal circumstances, the International Portfolio will invest at least 65% of its total assets in common stocks of established foreign companies believed by the Sub-Adviser to have potential for capital growth, income or both. The International Portfolio currently purchases securities of foreign issuers only if they are traded on U.S. registered exchanges, over-the-counter markets or in the form of American Depository Receipts ("ADRs"). The Portfolio also purchases other securities representing underlying securities of foreign issuers including securities, such as World Equity Benchmark Shares, of issuers that invest in shares of a foreign country in an attempt to track an index for securities of that foreign country. The International Portfolio does not currently purchase securities in foreign markets.


        The Portfolio will make investments in various countries. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in the securities of issuers in no less than three countries. The Portfolio may, from time to time, invest more than 25% of its assets in any major industrial or developed country which in the view of the Sub-Adviser poses no unique investment risk. To determine the appropriate distribution of investments among various countries and geographic regions, the Sub-Adviser ordinarily will consider the following factors:

        o       prospects of relative economic growth among foreign countries;

        o       expected levels of inflation;

        o       relative price levels of the various capital markets;

        o       government policies influencing business conditions;

        o       the outlook for currency relationships; and

        o the range of individual investment opportunities available to the global investor.

        The Portfolio may invest up to 30% of its assets in companies located in developing countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. The Sub- Adviser considers a country to be a developing country if it is not included in the Morgan Stanley Capital International World Index.

        The Sub-Adviser expects that the Portfolio turnover for the International Portfolio will be less than 100%.

        Although the Portfolio invests primarily in equity securities, it may invest up to 35% of its net assets in debt securities, excluding money market instruments. Bonds purchased for the Portfolio will generally be rated AAA or Aaa by S&P or Moody's, respectively, or be of equivalent credit quality as determined by the Sub-Adviser. Five percent (5%) of Portfolio assets may be invested in debt securities rated lower than AAA or Aaa, but in no event lower than BBB or Baa, or, of equivalent credit quality. The Sub-Adviser does not intend to purchase any bonds rated lower than AAA unless the instrument provides an opportunity to invest in an attractive company in which an equity investment is not currently available or desirable.

        If a change in credit quality after acquisition by the Portfolio causes the bond not to be investment grade, the Portfolio will dispose of the bond, if necessary to keep its holdings, if any, of such bonds to 5% or less of the Portfolio's net assets. See the Statement of Additional Information for more information on bond ratings and credit quality.



FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the International Portfolio is a fundamental policy that may not be changed without shareholder approval.

MORE INFORMATION ABOUT RISK


        Many factors affect a Portfolio's performance. The price of a Portfolio's share will change daily based on changes in interest rates and market conditions and in response to other economic, political or financial developments. A Portfolio's reaction to these developments will be affected by the types and maturities of the securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, as well as the Portfolio's level of investment in the securities of that issuer. When you sell your shares of a Portfolio, they could be worth less than what you paid for them. In addition, the following factors may significantly affect the Portfolio's performances.


INTEREST RATE CHANGES

        INTERMEDIATE GOVERNMENT BOND PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        Debt securities have varying levels of sensitivity to changes in interest rates. Generally, the price of a debt security can fall when interest rates rise and vice-versa. Securities with longer maturities tend to be more sensitive to interest rate changes and are generally more volatile, so the average maturity or duration of these securities affects risk.

PREPAYMENT RISK

        INTERMEDIATE GOVERNMENT BOND PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        Many types of debt securities are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. During periods of falling interest rates, the issuer may repay debt obligations with high interest rates prior to maturity. This may cause Portfolio's average weighted maturity to fluctuate, and may require a Portfolio to invest the resulting proceeds at lower interest rates.

CREDIT RISK


        INTERMEDIATE GOVERNMENT BOND PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        Credit risk is the risk that an issuer will be unable to make timely payments of either principal or interest. If this occurs, the Portfolios' return could be lower.


U.S. GOVERNMENT SECURITIES RISK

        INTERMEDIATE GOVERNMENT BOND PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued or guaranteed by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

STOCK MARKET VOLATILITY

        GROWTH PORTFOLIO
        CAPITAL APPRECIATION PORTFOLIO
        INTERNATIONAL PORTFOLIO

        Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. In the short term, equity prices can fluctuate dramatically in response to these factors. Political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

ISSUER-SPECIFIC RISK

        ALL PORTFOLIOS

        Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known companies can be more volatile than that of larger companies.

GROWTH INVESTING

        GROWTH PORTFOLIO
        CAPITAL APPRECIATION PORTFOLIO

        Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks.

FOREIGN ISSUER RISKS

        INTERNATIONAL PORTFOLIO

        CURRENCY RISK. The value of the Portfolio's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

        POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Portfolio may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Portfolios investments.

        REGULATORY RISK. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers. As a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Portfolio may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Portfolio's shareholders.

        EMERGING MARKETS. Foreign securities purchased by the Portfolio may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. Investing in developing countries often involves risk of high inflation, high sensitivity to commodity prices, and government ownership of the biggest industries in that country. Investment in the securities of issuers in developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. Investing in developing countries involves a higher probability of occurrence of the risks of investing in foreign securities in general, including less financial information available, relatively illiquid markets, and the possibility of adverse government action.

PORTFOLIO TURNOVER RATE RISK


        CAPITAL APPRECIATION PORTFOLIO
        GROWTH PORTFOLIO

        A higher portfolio turnover rate results in increased brokerage and other costs and ran results in shareholders receiving distributions of capital gains that are subject to taxation.


YEAR 2000 RISK

        ALL PORTFOLIOS

        The Portfolios depend on smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Portfolios could be adversely affected if the computer systems used by their service providers do not properly process dates on or after January 1, 2000, and distinguish between the year 2000 and the year 1900. The Portfolios have asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and have received assurances from each service provider that they are devoting significant resources to prevent material adverse consequences to the Portfolios. Nevertheless, the Portfolios and their Shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Portfolios do business.

EACH PORTFOLIO'S OTHER INVESTMENTS

        In addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other securities and engage in other investment practices. These investments and strategies are described in our Statement of Additional Information. Of course, the Portfolio cannot guarantee that any Portfolio will achieve its investment goal.

        The investments and strategies described in this prospectus are those used under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in fixed income securities, money market instruments and other securities that would not ordinarily be consistent with the Portfolio's objectives. The Portfolios may not achieve their investment objectives while pursuing these defensive strategies.

SHAREHOLDER INFORMATION

BUYING SHARES

        SMITH HAYES Financial Services Corporation ("SMITH HAYES") acts as the principal distributor of the Fund's shares. Financial institutions may acquire shares of the Portfolios for their own account or as record owners on behalf of fiduciary, agency or custody accounts. You may purchase shares at an offering price of their net asset value next determined after your purchase order is placed. You may purchase shares from registered representatives of Smith Hayes and from other broker-dealers who have sales agreements with SMITH HAYES.

        You may purchase shares of each Portfolio on days on which the New York Stock Exchange is open for business. You must place your orders with the Distributor prior to 4:00 p.m. Eastern time on any business day for the order to be accepted on that business day. You may purchase shares by completing the Purchase Application included in this Prospectus and submitting it with a check payable to:

                               STRATUS FUND, Inc.
                                  6801 S. 27th
                                  PO Box 82535
                          Lincoln, Nebraska 68501-2535

        For subsequent purchases, the name of your account and your account number should be included with any purchase order to properly identify your account. You may also pay for shares by bank wire. To do so, you must direct your bank to wire immediately available funds directly to the Custodian as indicated below:

        1. Telephone the Fund (402) 476-3000 and furnish your name, your account number and your telephone number as well as the amount being wired and the name of the wiring bank. If you are opening a new account we will request additional account information and will provide you with an account number.

        2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Fund will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. Your bank must furnish the full name of your account and the account number.

The wire should be addressed as follows:

                           UNION BANK AND TRUST COMPANY
                                Lincoln, Nebraska
                         Fund Department, ABA #104910795
                             Lincoln, Nebraska 68506 Account of STRATUS
                          FUND, Inc.
                          -----------------------------
                         FBO (Account Registration name)
                          #_____________________________

        3. If the shares you are purchasing by bank wire transfer represent an initial purchase, complete a Purchase Application and mail it to the Fund. The completed Purchase Application must be received by the Fund before subsequent instructions to redeem Fund shares will be accepted. Banks may impose a charge for the wire transfer of funds.

        You will receive written confirmation of your purchases. Stock certificates will not be issued in order to facilitate redemptions and exchanges between the Portfolios. Smith Hayes reserves the right to reject any purchase order.

 MINIMUM INVESTMENTS

        We require a minimum initial aggregate investment of $250,000, unless waived by the Distributor.

SELLING SHARES

        You may redeem shares of the Portfolios, in any amount, at any time at their net asset value next determined after your sale order is placed. To redeem shares of the Portfolios, you may make a redemption request through your Smith Hayes investment executive or other broker-dealer. A redemption request may be made in writing if accompanied by the following:

        1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all the owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

        2. a guarantee of the signature of each owner by an eligible institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and

        3. other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

PAYMENT OF REDEMPTION PROCEEDS


        Normally, the Fund will make payment for all shares redeemed within five business days. In no event will the Fund make payment more than seven days after receipt of a redemption request. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. The Fund may also delay payment of redemption proceeds until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date. You may request that the Fund transmit redemption proceeds by Federal Funds bank wire to a bank account designated on your account application form, provided the bank wire redemptions are in the amounts of $500 or more and you have provided all requisite account information to the Fund.


INVOLUNTARY REDEMPTION

        The Fund reserves the right to redeem the shares in your account at any time if the net asset value of your account falls below $500 as the result of a redemption or transfer request. You will be notified in writing that the value of your account is less than $500 and you will be allowed 30 days to make additional investments before the redemption is processed.

EXCHANGING SHARES

        Once payment for shares has been received (i.e., an account has been established), you may exchange some or all of your shares for Institutional Class shares of other Portfolios of the Fund. Exchanges are made at net asset value next determined after receipt of the exchange order.

        You should contact the Distributor for instructions on how to exchange shares. Exchanges will be made only after the Distributor receives proper instructions in writing or by telephone for an established account. If the Distributor receives an exchange request in good order by 4:00 p.m. Eastern time on any business day, the exchange will ordinarily be effective on that day. To make an exchange you must have received a current prospectus of the Portfolio into which the exchange is being made before the exchange will be effected.

        Each exchange of the shares of a Portfolio for the shares of another Portfolio is actually a sale of shares of one Portfolio and a purchase of shares in the other, which may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, the Fund discourages frequent exchange activity in response to short-term market fluctuations. The Fund reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares in any class without notice to you if, in the Adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange.

VALUING SHARES


        A Portfolio's net asset value per share (NAV) is the value of a single Portfolio share. The Portfolios generally determine their NAV on each day the New York Stock Exchange is open for business. The New York Stock Exchange is closed on all National Holidays and Good Friday. The calculation is made as of the close of business of the New York Stock Exchange (currently 4:00 p.m., Eastern time) after the Portfolios have declared any applicable dividends. Because the International Portfolio may invest in securities that are primarily listed on foreign exchanges, the value of the International Portfolio's shares may change on days when you will not be able to purchase or redeem shares.


        The NAV for each of the Portfolios is determined by dividing the value of the securities owned by the Portfolio plus any cash and other assets less all liabilities by the number of Portfolio shares outstanding.

               Net Asset Value =       TOTAL ASSETS - LIABILITIES
                                    --------------------------------
                                    Number of Shares Outstanding

        For the purposes of determining the aggregate net assets of the Portfolios, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Securities traded on a national securities exchange or on the Nasdaq Stock Market are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the Nasdaq Stock Market for which there were no sales on that day, and securities traded on other over-the-counter markets for which market quotations are readily available, are valued at the mean between the bid and the asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Directors. With the approval of the Board of Directors, the Portfolios may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

        Each Portfolio distributes its income as follows:

        Intermediate Government Bond Portfolio - declared and paid monthly

        Government Securities Portfolio - declared and paid monthly

        Growth Portfolio - declared and paid annually

        Capital Appreciation Portfolio - declared and paid annually

        International Portfolio - declared and paid annually

        If you own Portfolio shares as of the record date of the distribution, you will be entitled to receive the distribution. Each Portfolio makes distributions of capital gains, if any, at least annually.

        You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To receive payment in cash, you must notify your Smith Hayes investment executive or other broker-dealer of your election. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

TAX CONSEQUENCES

        The Portfolios will each be treated as separate entities for federal income tax purposes. The Fund has operated the Portfolios in a manner that qualifies them as "regulated investment companies" as defined in the Internal Revenue Code. Provided certain distribution requirements are met, the Portfolios will not be subject to federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

        Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or received in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

        Shareholders of the Intermediate Government Bond and the Government Securities Portfolios may be able to exclude a portion of the dividends received from taxable income as exempt interest income under various state income tax rules. Shareholders should consult their tax advisers as to the extent and availability of these exclusions.

        The Fund is subject to the backup withholding provisions of the Internal Revenue Code and is required to withhold income tax from dividends and redemptions paid to a shareholder, if such shareholder fails to furnish the Fund with a taxpayer identification number or under certain other circumstances. Accordingly, shareholders are urged to complete and return Form W-9 when requested to do so by the Fund.

        This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. You are urged to consult with your personal tax advisers.

FUND MANAGEMENT

INVESTMENT ADVISER AND SUB-ADVISER


        Union Bank and Trust Company, 6801 S. 27th, P.O. Box 82535, Lincoln, Nebraska 68501 serves as investment adviser to the Fund. Union Bank has been managing the Fund since 1991 and as of June 30, 1999, had approximately $2 billion in assets under management. Union Bank has engaged Murray Johnstone International, Inc., 11 West Nile Street, Glasgow G12PX United Kingdom, a corporation organized under the laws of Scotland, to act as Sub-Adviser to the International Portfolio.


        The Portfolios pay Union Bank monthly fees for investment advisory services. For the fiscal year ended June 30, 1999, Union Bank received advisory fees, expressed as a percentage of daily average net assets, of:


               Intermediate Government Bond Portfolio            .65%
               Government Securities Portfolio                   .50%
               Growth Portfolio                                  .75%
               Capital Appreciation Portfolio                    .56%
               International Portfolio                          1.15%


Murray Johnstone International, Inc. received from Union Bank a sub-advisory fee, expressed as a percentage of daily average net assets, of .65%.

PORTFOLIO MANAGERS

INTERMEDIATE GOVERNMENT BOND PORTFOLIO, GOVERNMENT SECURITIES PORTFOLIO, GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO

        William S. Eastwood has been affiliated with Union Bank and Trust Company and the management of the Fund since March of 1995. Prior to joining Union Bank, Mr. Eastwood was statewide manager of trust investments for a regional bank. Mr. Eastwood was responsible for the management of equity and fixed become common funds at that bank from 1979 to 1995. Mr. Eastwood holds the Chartered Financial Analyst (CFA) professional designation.

        Jon C. Gross is currently a Vice President/Portfolio Manager and has been affiliated with Union Bank since 1988. Mr. Gross has been actively involved in the management of the Fund since 1991. Mr. Gross holds the Chartered Financial Analyst (CFA) professional designation.

INTERNATIONAL PORTFOLIO

        James Clunie, BS (Hons), AIIMR, CFA is an investment manager for international and global equity portfolios for clients in several countries, and also manages Murray Johnstone's "SCOTS" active/passive portfolios. Mr. Clunie maintains and develops Murray Johnstone's proprietary "Twenty Questions Analysis," a numerical system for ranking countries in terms of investment attractiveness. Mr. Clunie is a member of the Group Strategy team, which is responsible for producing asset allocation guidelines for all Murray Johnstone portfolios, and is head of the country allocation team for international portfolios. Mr. Clunie is qualified as an Associate of the Institute of Investment Management and Research (U.K. investment qualification) and as a Chartered Financial Analyst (CFA). Mr. Clunie graduated with Honours in Mathematics and Statistics from the University of Edinburgh, Scotland. He joined Murray Johnstone in 1989, and has worked in various analytical and business-development roles with the company, prior to his current position.

        Andrew V. Preston, BA (Hons) graduated from Melbourne University where he studied Economics and Oriental Studies, including Chinese and Japanese languages. This was followed by post-graduate work at Ritsumeikan University in Kyoto, Japan, prior to joining the Australian Department of Foreign Affairs. Mr. Preston joined Murray Johnstone in January 1985 and has managed portfolios in the United Kingdom, United States and Japanese markets. In 1992, Mr. Preston joined Murray Johnstone International as a portfolio manager and a member of the Country Allocation Team. Mr. Preston was appointed a Director of MJI in January 1993. Mr. Preseton has specialized in Socially Responsible Investments since 1992 and was appointed Head of SRI in Murray Johnstone in 1996.

FINANCIAL HIGHLIGHTS

        The financial highlights tables are intended to help you understand the Portfolio's financial performance for the past five years or, in the case of the International Portfolio, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent certified public accountants, whose report, along with the Portfolio's financial statements, are included in the annual report, which is available upon request.




                                     FINANCIAL HIGHLIGHTS

              INTERMEDIATE GOVERNMENT BOND PORTFOLIO - INSTITUTIONAL CLASS SHARES

                     Years ended June 30, 1999, 1998, 1997, 1996 and 1995.


 NET ASSET VALUE:                         1999       1998      1997        1996       1995
                                          ----       ----      ----       -----       ----
 Beginning of period:                    $10.60     $10.48    $10.47     $10.56      $10.29
                                         ------     ------    ------      -----       -----
 Income (loss) from investment
 operations:
        Net investment income              0.51       0.52      0.54       0.52        0.50
      Net realized and unrealized
      gain (loss) on investments          (0.10)      0.12      0.02      (0.09)       0.27
                                          ------      ----      ----      ------       ----
           Total income (loss)
           from investment
           operations                      0.41       0.64      0.56       0.43        0.77
                                           ----       ----      ----       ----        ----
 Less distributions:
      Dividends from net
      investment income                   (0.51)     (0.52)    (0.55)     (0.52)      (0.50)
      Distributions from capital
      gains                              ------     ------    ------     ------      ------
                                         ------     ------    ------     ------      ------
           Total distributions            (0.51)     (0.52)    (0.55)     (0.52)      (0.50)
                                         ------     ------    ------     ------      ------
 End of period                           $10.50     $10.60    $10.48 (a) $10.47      $10.56
                                         ======     ======    ========== ======      ======
 TOTAL RETURN                              4.0%       6.3%      5.6% (a)   4.1%        7.9%
                                          =====       ====      ======== ======        ====
 RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period
      (000's)                            $3,058     $4,009    $4,606     $7,225      $5,518
      Ratio of expense to average
      net assets                           1.16%      1.17%     1.02%      1.03%       1.11%
      Ratio of net income to
      average net assets                   4.75%      4.93%     5.14%      4.95%       4.84%
      Portfolio turnover rate              --         --       26.88%      4.05%      27.67%

(a)     Excludes maximum sales load of 3%






                                     FINANCIAL HIGHLIGHTS

                  GOVERNMENT SECURITIES PORTFOLIO - INSTITUTIONAL CLASS SHARES


                     Years ended June 30, 1999, 1998, 1997, 1996 and 1995.


NET ASSET VALUE:                         1999        1998         1997          1996        1995
                                         ----        ----         ----          ----        ----
Beginning of period:                     $9.88       $9.72        $9.64        $9.77       $9.40
                                         -----       -----        -----         ----        ----
Income (loss) from investment
operations:
        Net investment income             0.51        0.51         0.51          0.49        0.45
        Net realized and unrealized
        gain (loss) on investments       (0.09)       0.16         0.08         (0.13)       0.37
                                        ------        ----         ----         ------       ----
               Total income (loss)
               from investment            0.42        0.67         0.59          0.36        0.82
                                          ----        ----         ----          ----        ----
               operations
Less distributions from net
investment income                        (0.51)      (0.51)       (0.51)        (0.49)      (0.45)
                                        ------      ------       ------         ------      ------

End of period                            $9.79       $9.88        $9.72 (a)     $9.64       $9.77
                                         =====       =====      =========       =====        =====
TOTAL RETURN                              4.3%         7.0%         6.3% (a)      3.7%        9.0%
                                         =====        ====        ========       ====        ====
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)      $29,321     $30,368      $26,534        $23,043     $13,885
Ratio of expense to average net
assets                                    0.80%       0.82%        0.71%         0.69%       0.80%
Ratio of net income to average net
assets                                    5.13%       5.17%        5.21%         5.04%       4.82%
Portfolio turnover rate                  18.66%       2.07%       27.20%        40.61%      33.88%

(a)     Excludes maximum sales load of 3%.







                                     FINANCIAL HIGHLIGHTS

                        GROWTH PORTFOLIO - INSTITUTIONAL CLASS SHARES


                     Years ended June 30, 1999, 1998, 1997, 1996 and 1995.


Net asset value:                       1999         1998         1997         1996       1995
                                       ----         ----         ----        -----       ----
Beginning of period:                  $18.53       $17.07       $13.67      $11.47      $9.84
                                      ------       ------       ------       -----       ----
Income from investment
operations:
     Net investment income             0.06         0.11         0.22         0.23       0.22
     Net realized and unrealized
     gain (loss) on investments        2.53         3.45         3.99         2.36       1.72
                                       ----         ----         ----         ----       ----
           Total income from
           investment operations       2.59         3.56         4.21         2.59       1.94
                                       ----         ----         ----         ----       ----
Less distributions:
     Dividends from net               (0.06)       (0.11)       (0.22)       (0.22)     (0.22)
     investment income
     Distributions from capital
     gains                            (1.55)       (1.99)       (0.59)       (0.17)     (0.09)
                                      ------       ------       ------       ------    ------
           Total distributions        (1.61)       (2.10)       (0.81)       (0.39)     (0.31)
                                      ------       ------       ------       ------    ------
End of period                        $19.51       $18.53       $17.07 (a)   $13.67     $11.47
                                      ======       ======     ==========     =====      =====
TOTAL RETURN                          16.3%        22.3%        32.6% (a)    22.6%      20.3%
                                      ======       ======      =========     =====      =====
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)   $65,011      $63,097      $46,189      $24,628     $12,813
Ratio of expense to average net        1.05%        0.76%        0.72%        0.71%      0.82%
assets
Ratio of net income to average         0.31%        0.18%        1.46%        1.78%      2.14%
net assets
Portfolio turnover rate              194.23%      137.03%       88.53%       92.72%     19.89%

(A)  EXCLUDES MAXIMUM SALES LOAD OF 4%.






                                        FINANCIAL HIGHLIGHTS

                    CAPITAL APPRECIATION PORTFOLIO - INSTITUTIONAL CLASS SHARES


                       Years ended June 30, 1999, 1998, 1997, 1996 and 1995.


Net asset value:                       1999        1998         1997         1996          1995
                                       ----        ----         ----         ----          ----
Beginning of period:                  $14.39      $14.25       $13.19       $11.23        $8.95
                                      ------      ------       ------        -----         ----
Income (loss) from investment
operations:
     Net investment loss              (0.06)       0.03         0.18        (0.19)        (0.15)
     Net realized and unrealized gain
     (loss) on investments            (1.21)       0.86         1.48         2.88          2.62
                                      ------       ----         ----         ----          ----
           Total income (loss) from
           investment operations      (1.27)       0.89         1.66         2.69          2.47
                                      ------       ----         ----         ----          ----
Less distributions form
 net investment income                ------       (.03)        (.12)        -----        ------
                                      ------      -----        -----         -----        ------

Less distributions from capital gains:(0.04)      (0.72)       (0.48)       (0.73)        (0.19)
                                      ------      ------       ------       ------        ------
End of period                        $13.08      $14.39       $14.25 (a)    $13.19        $11.23
                                      ======      ======     ==========      =====         =====
TOTAL RETURN                          (8.8%)       7.5%        11.7% (a)     26.0%         28.6%
                                      =======      ====       =========      =====         =====
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period  (000's)   $5,986      $9,175       $6,733       $ 2,474          $749
Ratio of expenses to average
  net asset                            1.11%       0.76%        0.91%        2.84%         2.69%
Ratio of net income (loss) to average (0.49%)      0.18%        1.31%       (1.54%)       (1.59%)
net assets
Portfolio turnover rate              109.49%     277.13%      322.07%      179.06%       214.47%

(A)  EXCLUDES MAXIMUM SALES LOAD OF 4%.






                              FINANCIAL HIGHLIGHTS

             INTERNATIONAL PORTFOLIO - INSTITUTIONAL CLASS SHARES

            Years ended June 30, 1999 and 1998 and for the period from October 1, 1996 (commencement of operations) to June 30, 1997


NET ASSET VALUE:                                             1999           1998           1997
                                                             ----           ----           ----
Beginning of period:                                       $11.75         $11.22         $10.00
                                                           ------         ------         ------
Income from investment operations:
     Net investment income                                   0.05           0.02           0.15
     Net realized and unrealized gain on investments         0.09           0.64           1.22
                                                             ----           ----           ----
           Total income from investment operations           0.14           0.66           1.37
                                                             ----           ----           ----

Less distributions from net investment income               (0.05)         (0.02)         (0.15)
Less distributions from capital gains                       (0.22)         (0.11)            -
                                                            ------         ------         ------
                                                            (0.27)         (0.13)         (0.15)
                                                            ======         ======         ======

End of period                                               $11.62        $11.75         $11.22 (a)
                                                            ======         ======       ==========

TOTAL RETURN                                                  1.4%           6.3%          18.2% (a)
                                                              ====           ====        =========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period  (000's)                        $11,182        $11,474        $10,431
Ratio of expenses to average net assets                     1.53%          1.65%           1.48% (b)
Ratio of net loss to average net assets                     0.49%          0.21%           1.89% (b)
Portfolio turnover rate                                    40.00%         52.92%          33.77%

(a)  Excludes maximum sales load of 4%.
(b) Annualized for those periods less than twelve months in duration.



                                 BACK COVER PAGE

                                  STRATUS FUND

                           INSTITUTIONAL CLASS SHARES



You can obtain more information about each Portfolio without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated November 1, 1999, includes detailed information about the Stratus Fund Portfolios. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Portfolio's holdings and contain information from the Portfolio's managers about strategies, and recent market conditions and trends. The reports also contain detailed financial information about the Portfolios.

TO OBTAIN MORE INFORMATION:

By Telephone:     Call (402) 476-3000



By Mail:          Stratus Fund, Inc.
                  6801 S. 27th
                  PO Box 82535
                  Lincoln, Nebraska 68501-2535


You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Stratus Fund, from the SEC's website (HTTP://WWW.SEC.GOV). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009. The Stratus Fund's Investment Company Act registration number is 811-6259.

                               STRATUS FUND, INC.

                              RETAIL CLASS A SHARES



                                   PROSPECTUS
                                NOVEMBER 1, 1999



                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                             INTERNATIONAL PORTFOLIO










                               INVESTMENT ADVISER
                          Union Bank and Trust Company

                         INVESTMENT SUB-ADVISER FOR THE
                             INTERNATIONAL PORTFOLIO
                      Murray Johnstone International, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


Introduction and Fund Summary.................................................3

More Information About Investment Objectives and Strategies..................20

More Information About Risk..................................................25

Each Portfolio's Other Investments...........................................28

Shareholder Information......................................................29

Fund Distribution............................................................33

Dividends and Capital Gains Distributions....................................35

Tax Consequences.............................................................36

Fund Management..............................................................36

Financial Highlights.........................................................38

INTRODUCTION AND FUND SUMMARY

INTRODUCTION


        Stratus Fund, Inc. is a mutual fund that offers shares in separate investment portfolios. Each Portfolio operates as a separate mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests the money in securities. The value of your investment in a Portfolio is based on the market value of the securities the Portfolio holds.

        Each Portfolio has its own investment goal and strategies for reaching that goal. This prospectus gives you important information about the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

        An investment in a Portfolio is not a deposit in Union Bank and Trust Company and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and involves investment risk, including potential loss of principal.


FUND SUMMARY

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Intermediate Government Bond Portfolio seeks current income, some or all of which is exempt from state income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser's principal investment strategies include:

     o Investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities.

     o Normally maintaining an average dollar weighted maturity of between three and ten years.

PRINCIPAL INVESTMENT RISKS


The Intermediate Government Bond Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:


     o INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

     o PREPAYMENT RISK. If during periods of falling interest rates an issuer of a debt security held by the Portfolio repays a higher yielding bond before its maturity date, the Portfolio will reinvest these unanticipated proceeds at lower rates. As a result the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

     o U.S. GOVERNMENT SECURITIES RISK. Obligations issued or guaranteed by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.


     o ISSUER-SPECIFIC RISK. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the market as a whole.

     o INCOME RISK. Falling interest rates will cause the portfolio's income to decline.


     o CREDIT RISK. If the issuer of a debt security fails to pay interest or principal in a timely manner, the Portfolio's return will be lower.


When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

PERFORMANCE


The following information provides some indication of the risks of investing in the Intermediate Government Bond Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not necessarily an indication of future performance.

Retail Class A shares of the Intermediate Government Bond Portfolio were first sold to the public in January, 1998. Since that time, the Portfolio's highest return for a quarter was 2.9% (quarter ending September 30, 1998) and the lowest return for a quarter was 0.20% (quarter ending June 30, 1999).

The year-to-date return as of September 30, 1999 for Intermediate Government Bond Portfolio was 1.20%.


FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Government Bond Portfolio:

        SHAREHOLDER FEES  (fees paid directly from your investment)


Maximum Sales Charge (Load)
  Imposed on Purchases (as a % of the offering price)                       3%

Maximum Deferred Sales Charge                                              None

Maximum Sales Charge
 (Load)  Imposed on Reinvested
  Dividends and other Distributions                                        None

Redemption Fee                                                             None

Exchange fee                                                               None


                       ANNUAL PORTFOLIO OPERATING EXPENSES
              (expenses that are deducted from Portfolio assets)*


Management Fees                                                       .65%
Distribution 12b-1 Fees                                               .50%
Other Expenses                                                        .51%
                                                                      ----
Total Portfolio Operating Expenses                                   1.66%
                                                                     =====


* The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Portfolio is currently paying only a portion of the total 12b-1 fee authorized for payment by the Portfolio to the Distributor. Although the Portfolio may increase the payments to the Distributor to the amount shown above at any time, such an increase is not expected during the Portfolio's current fiscal year. With the reduced payments to the Distributor, the Portfolio's actual total operating expenses were 1.46%.


     EXAMPLE

The following example is intended to help you compare the cost of an investment in the Intermediate Government Bond Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                   3 Years                  5 Years               10 Years
$166                     $515                     $887                  $1,933

GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

The Government Securities Portfolio seeks a high total return consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser's principal investment strategies include:

     o Investing primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     o Investing the remainder of its assets in marketable debt obligations rated within the four highest debt ratings, obligations of commercial banks, repurchase agreements and money market instruments.

     o Selecting securities that will provide a high total return consistent with the Portfolio's investment objective taking into consideration both current income and the potential for appreciation of value.

     o Normally maintaining an average dollar weighted maturity of between three and ten years.

PRINCIPAL INVESTMENT RISKS


The Government Securities Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:


     o INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.


     o PREPAYMENT RISK. If during periods of falling interest rates an issuer of a debt security held by the Portfolio repays a higher yielding bond before its maturity date, the Portfolio will reinvest these unanticipated proceeds at lower rates. As a result the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

     o ISSUER-SPECIFIC RISK. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the market as a whole. Debt obligations rated within the lowest of the four highest debt ratings have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weaker capacity of the issuer to make principal and interest payments than would be the case with higher rated securities. If after acquisition by the Portfolio, a change in the credit quality of a debt security causes the security to fall below investment grade, the investment adviser will consider selling the security if the sale will not have an adverse effect on the portfolio.

     o CREDIT RISK. If the issuer of a debt security fails to pay interest or principal in a timely manner, the Portfolio's return will be lower.


     o INCOME RISK. Falling interest rates will cause the Portfolio's income to decline.

When you sell shares of the Portfolio, they could be worth less than what you paid for them.

PERFORMANCE


The following information provides some indication of the risk of investing in the Government Securities Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.

Retail Class A shares of the Government Securities Portfolio were first sold to the public in January, 1998. Since that time, the Portfolio's highest return for a quarter was 3.29% (quarter ending September 30, 1998) and the lowest return for a quarter was 0.20% (quarter ending June 30, 1999).

The year-to-date return as of September 30, 1999 for Government Securities Portfolio was 1.15%.


FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Government Securities Portfolio:

        SHAREHOLDER FEES  (fees paid directly from your investment)


Maximum Sales Charge (Load)
  Imposed on Purchases (as a % of the offering price)                       3%

Maximum Deferred Sales Charge                                              None

Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and other Distributions                                        None

Redemption Fee                                                             None

Exchange fee                                                               None


                       ANNUAL PORTFOLIO OPERATING EXPENSES
              (expenses that are deducted from Portfolio assets)*


Management Fees                                                   .50%
Distribution 12b-1 Fees                                           .50%
Other Expenses                                                    .30%
                                                                  ----
Total Portfolio Operating Expenses                               1.30%
                                                                 =====


* The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Portfolio is currently paying only a portion of the total 12b-1 fee authorized for payment by the Portfolio to the Distributor. Although the Portfolio may increase the payments to the Distributor to the amount shown above at any time, such an increase is not expected during the Portfolio's current fiscal year. With the reduced payments to the Distributor, the Portfolio's actual total operating expenses were 1.10%.


     EXAMPLE

The following example is intended to help you compare the cost of an investment in the Government Securities Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                   3 Years                  5 Years               10 Years
$130                     $405                     $700                  $1,539

GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Growth Portfolio seeks capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser's principal investment strategies include:

   o    Investing primarily in a diversified portfolio of common stocks.

   o    Selecting equity securities, the majority of which pay dividends.

   o    Investing in medium and large capitalization companies.


   o Investing in companies the Adviser believes will have earnings that grow faster than inflation and faster than the economy in general and whose securities are attractively priced. The Adviser's strategies may involve active trading in the Portfolio's securities and may result in a higher Portfolio turnover rate.


PRINCIPAL INVESTMENT RISKS


The Growth Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:


     o STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.


     o ISSUER-SPECIFIC RISKS. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the market as a whole.


     o GROWTH INVESTING. Growth stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.


When you sell your shares of the Portfolio, they could be worth less than what you paid for them.


PERFORMANCE


The following information provides some indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.

Retail Class A shares of the Growth Portfolio were first sold to the public in January, 1998. Since that time, the Portfolio's highest return for a quarter was 19.17% (quarter ending December 31, 1998) and the lowest return for a quarter was -11.77% (quarter ending September 30, 1998).

The year-to-date return as of September 30, 1999 for Growth Portfolio was 2.66%


FEE TABLE

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Portfolio:

   SHAREHOLDER FEES (fees paid directly from your investment)


Maximum Sales Charge (Load)
  Imposed on Purchases (as a % of the offering price)                      4.5%

Maximum Deferred Sale Charge                                               None

Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and other Distributions                                        None

Redemption Fee                                                             None

Exchange fee                                                               None


                         ANNUAL FUND OPERATING EXPENSES
              (expenses that are deducted from Portfolio assets)*


Management Fees                                                  .75%
Distribution 12b-1 Fees                                          .50%
Other Expenses                                                   .30%
                                                                 ----
Total Portfolio Operating Expenses                              1.55%
                                                                =====


* The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Portfolio is currently paying only a portion of the total 12b-1 fee authorized for payment by the Portfolio to the Distributor. Although the Portfolio may increase the payments to the Distributor to the amount shown above at any time, such an increase is not expected during the Portfolio's current fiscal year. With the reduced payments to the Distributor, the Portfolio's actual total operating expenses were 1.35%.

     EXAMPLE

The following example is intended to help you compare the cost of an investment in the Growth Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




1 Year                   3 Years                  5 Years               10 Years
$155                     $481                     $830                  $1,814

CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE

The Capital Appreciation Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser's principal investment strategies include:

   o    Investing primarily in common stocks.


   o Investing in small to mid-size companies having a market capitalization of $5 billion or less that the Adviser believes will have higher earnings growth potential than that of the general market and have attractive stock prices in relation to their growth potential. The Adviser's strategy may involve active trading in the Portfolio's securities and may result in a higher Portfolio turnover rate.


PRINCIPAL INVESTMENT RISKS

The Capital Appreciation Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:

     o STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory market, or economic developments. Different parts of the market can react differently to these developments.


     o ISSUER-SPECIFIC RISKS. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the market as a whole.


     o GROWTH INVESTING. Growth stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.


When you sell your shares of the Portfolio, they could be worth less than what you paid for them.


PERFORMANCE


The following information provides some indication of the risks of investing in the Capital Appreciation Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.

Retail Class A shares of the Capital Appreciation Portfolio were first sold to the public in January, 1998. Since that time, the Portfolio's highest return for a quarter was 17.53% (quarter ending December 31, 1998) and the lowest return for a quarter was -20.85% (quarter ending September 30, 1998).

The year-to-date return as of September 30, 1999 for Capital Appreciation Portfolio was -8.40%.


FEE TABLE

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Capital Appreciation Portfolio:

   SHAREHOLDER FEES (fees paid directly from your investment)


Maximum Sales Charge (Load)
  Imposed on Purchases (as a % of
  the offering price)                                                      4.5%

Maximum Deferred Sales Charge                                              None

Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and other Distributions                                        None

Redemption Fee                                                             None

Exchange fee                                                               None


                         ANNUAL FUND OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)*


Management Fees                                                     1.40%
Distribution 12b-1 Fees                                              .50%
Other Expenses                                                       .55%
                                                                     ----
Total Portfolio Operating Expenses                                  2.45%
                                                                    =====


* The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Portfolio is currently paying only a portion of the total 12b-1 fee authorized for payment by the Portfolio to the Distributor. Although the Portfolio may increase the payments to the Distributor to the amount shown above at any time, such an increase is not expected during the Portfolio's current fiscal year. With the reduced payments to the Distributor, the Portfolio's actual total operating expenses were 1.41%.

The Capital Appreciation Portfolio is obligated to pay the Adviser a basic investment advisory fee of 1.40% of the Portfolio's average annual net assets, but that fee is adjusted upward or downward based on the Portfolio's performance relative to the Russell 2000 Stock Index on a 12 month average. The fee could be as high as 2.40% of the Portfolio's average annual net assets or low as 0.40%. The management fees for the Capital Appreciation Portfolio have been restated to reflect the basic fee of 1.40% without adjustment.

     EXAMPLE

The following example is intended to help you compare the cost of an investment in the Capital Appreciation Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




1 Year                   3 Years                  5 Years               10 Years
$245                     $754                     $1,289                $2,751

INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE

The International Portfolio seeks a high total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES

The Sub-Adviser's principal investment strategies include:

   o Investing primarily in common stocks of established foreign companies that it believes have potential for capital growth, income or both.


   o Investing the remainder of its assets in investment grade debt securities.

   o Maintaining a globally diversified portfolio of equity and debt securities that will include investments in equity and debt securities of companies located in developing countries. In determining the appropriate distribution of investments among various countries and geographic regions, the Sub-Adviser will consider a variety of factors including prospects for economic growth, expected levels of inflation, government policies and currency relationships.


PRINCIPAL INVESTMENT RISKS


The International Portfolio is subject to the following risks any of which could cause you to lose money:


     o STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issues, political, regulatory market, or economic developments.


     o ISSUER-SPECIFIC RISKS. The value of an individual issuer's security can be more volatile than the market as a whole and can perform differently than the market as a whole.


     o FOREIGN COUNTRY RISK. Foreign markets can be more volatile than the U.S. market due to increased risks from adverse issuer, political, regulatory, market or economic developments.


     o EMERGING MARKET RISK. The Portfolio may invest up to 30% of its assets in securities issued by foreign companies located in developing countries in various regions of the world. Investing in developing countries involves risk of high inflation, high sensitivity to commodity prices and government ownership of the biggest industries in that country. Generally, investing in developing countries involves a higher probability of occurrence of the risks of investing in foreign securities.

     o CURRENCY RISK. The value of the Portfolio will be affected by changes in currency exchange rates. A rise in the value of the U.S. Dollar against a foreign currency will cause the U.S. Dollar value of a foreign security to decrease.


When you sell your shares of the Portfolio, they could be worth less than what you paid for them.


PERFORMANCE


The following information provides some indication of the risks of investing in the International Portfolio by showing changes in the International Portfolio's performance from year to year and comparing the Portfolio's performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.

Retail Class A shares of the International Portfolio were first sold to the public in January, 1998. Since that time, the Portfolio's highest return for a quarter was 16.30% (quarter ending December 31, 1998) and the lowest return for a quarter was -12.02% (quarter ending September 30, 1998).

The year-to-date return as of September 30, 1999 for International Portfolio was 3.83%.


FEE TABLE

The following table describes the fees and expenses that you may pay if you buy and hold shares of the International Portfolio:

        SHAREHOLDER FEES (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on Purchases
(as a % of the offering price)                                             4.5%

Maximum Deferred Sales Charge                                              None

Maximum Sales Charge (Load) Imposed on Reinvested
Dividends and other Distributions                                          None

Redemption Fee                                                             None

Exchange fee                                                               None


                       ANNUAL PORTFOLIO OPERATING EXPENSES
              (expenses that are deducted from Portfolio assets)*


Management Fees                                                      1.15%
Distribution 12b-1 Fees                                               .50%

Other Expenses                                                       .38%
Total Portfolio Operating Expenses                                  2.03%


* The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Portfolio is currently paying only a portion of the total 12b-1 fee authorized for payment by the Portfolio to the Distributor. Although the Portfolio may increase the payments to the Distributor to the amount shown above at any time, such an increase is not expected during the Portfolio's current fiscal year. With the reduced payments to the Distributor, the Portfolio's actual total operating expenses were 1.83%.


     EXAMPLE

The following example is intended to help you compare the cost of an investment in the International Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



1 Year                   3 Years                  5 Years               10 Years
$203                     $627                     $1,077                $2,324

MORE INFORMATION ABOUT INVESTMENT OBJECTIVES AND STRATEGIES

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

INVESTMENT OBJECTIVE

        The investment objective of the Intermediate Government Bond Portfolio is to provide current income, some or all of which is exempt from state income tax, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

        The Portfolio will invest at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities. The Portfolio may also invest in money market instruments.

        The Portfolio maintains an average dollar weighted maturity between 3 and 10 years with respect to all of its debt securities.

        To achieve its objective of current income, the Portfolio normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio may sell any security at any time if the Adviser believes general economic, industry or securities market conditions warrant selling the security.

        The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change. The Adviser expects that annual portfolio turnover rate will normally not exceed 100%.

FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the Intermediate Government Bond Portfolio is a fundamental policy that may not be changed without shareholder approval.

GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

        The investment objective of the Government Securities Portfolio is to provide a high total return consistent with the preservation of capital.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

        To achieve its objective, the Government Securities Portfolio will invest at least 80% of its total assets in securities issued or guaranteed by the U. S. Government, its agencies or its instrumentalities. The Portfolio will invest its remaining assets in the following securities:

          o Domestic issues of marketable debt obligations that are rated at time of purchase within the four highest debt rating categories established by Moody's or S&P or are determined to by the Adviser to be of a comparable quality or the time of purchase.

          o Obligations of commercial banks, including negotiable certificates of deposit and banker's acceptances.

          o Repurchase agreements on securities issued or guaranteed by the U.S. Government.

          o    Money market instruments.

        To achieve its objective of current income, the Portfolio normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio may sell any security at any time without regard to the length of time it has been held if the Adviser believes general economic, industry or securities market conditions warrant selling the security. In selecting debt securities for the Portfolio that are not government securities, the Adviser will utilize a fundamental analysis of the issuer's financial condition and operations, including an analysis of products and services and competition, management research and development activities. These issuers generally will have a debt to capital ratio of less than 60% and have market capitalization in excess of $500,000,000.

        The Adviser expects that annual Portfolio turnover rate will normally not exceed 100%.

        The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change. The average dollar-weighted maturity of the Portfolio's investments in debt instruments will normally be between three and ten years.

FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the Government Securities Portfolio is a fundamental policy that may not be changed without shareholder approval.

GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

        The investment objective of the Growth Portfolio is capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

        To achieve its investment objective, the Growth Portfolio will invest at least 65% of its total assets in a diversified portfolio of common stocks. The remaining assets (up to 35% of the Portfolio) may be invested in U.S. Government securities and money market instruments.

        The Growth Portfolio invests principally in medium and large capitalization companies having a market capitalization greater than $1 billion. The Growth Portfolio seeks to identify and invest in companies whose earnings the Adviser believes will grow faster than inflation and faster than the economy in general and whose growth the Adviser believes has not yet been fully reflected in the market price of the company's shares. The Adviser also seeks to invest in securities it believes will out perform the Standard and Poor's Equity Index on a risk adjusted basis. To provide current income, the Adviser may select securities for the Portfolio issued by companies that have a history of paying regular dividends.

        When selecting securities for the Growth Portfolio, the Adviser relies on a company-by-company analysis and a broader analysis of industry or economic sector trends and takes into consideration the quality of a company's management, the existence of a leading or dominant position in a major product line or market and the soundness of the company's financial position. Once the Adviser identifies a possible investment, a number of valuation measures are applied to determine the relative attractiveness of each company and select those companies whose shares are most attractively priced.


        The Adviser has engaged in active trading of securities held by the Growth Portfolio. The Portfolio's turnover rate for its last fiscal year was 194%. Frequent trading of portfolio securities increases the expenses of the Portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.


FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the Growth Portfolio is a fundamental policy that may not be changed without shareholder approval

CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE

        The Investment objective of the Capital Appreciation Portfolio is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

        To achieve its objective, the Capital Appreciation Portfolio will invest at least 65% of its assets in a diversified portfolio of common stocks. The Adviser invests principally in companies which it believes will have earnings growth above the market averages with an emphasis toward companies whose growth the Adviser believes has not been fully reflected in the market price of such company's shares. The Capital Appreciation Portfolio invests principally in medium and small capitalization companies having market capitalization of $5 billion or less.

        The Adviser selects securities for investment based upon considerations such as the quality of a company's management, the existence of a leading or dominant position in a major product line market and the soundness of a company's financial position. As companies are identified as possible investments, the Adviser applies a number of valuation techniques to determine the relative attractiveness of each company. Based upon these factors, the Adviser will attempt to select those companies whose shares, in its estimation, are most attractively priced.


        The Adviser has engaged in active trading of securities held by the Capital Appreciation Portfolio. The Portfolio's turnover rate for its last fiscal year was 109%. Frequent trading of portfolio securities increases the expenses of the Portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.


FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the Capital Appreciation Portfolio is a fundamental policy that may not be changed without shareholder approval.

INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE

        The investment objective of the International Portfolio is high total return consistent with reasonable risk.

PRINCIPAL INVESTMENT STRATEGIES


        Under normal circumstances, the International Portfolio will invest at least 65% of its total assets in common stocks of established foreign companies believed by the Sub-Adviser to have potential for capital growth, income or both. The International Portfolio currently purchases securities of foreign issuers only if they are traded on U.S. registered exchanges, over-the-counter markets or in the form of American Depository Receipts ("ADRs"). The Portfolio also purchases other securities representing underlying securities of foreign issuers including securities, such as World Equity Benchmark Shares, of issuers that invest in shares of a foreign country in an attempt to track an index for securities of that foreign country. The International Portfolio does not currently purchase securities in foreign markets.


        The Portfolio will make investments in various countries. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in the securities of issuers in no less than three countries. The Portfolio may, from time to time, invest more than 25% of its assets in any major industrial or developed country which in the view of the Sub-Adviser poses no unique investment risk. To determine the appropriate distribution of investments among various countries and geographic regions, the Sub-Adviser ordinarily will consider the following factors:

        o       prospects of relative economic growth among foreign countries;

        o       expected levels of inflation;

        o       relative price levels of the various capital markets;

        o       government policies influencing business conditions;

        o       the outlook for currency relationships; and

        o the range of individual investment opportunities available to the global investor.

        The Portfolio may invest up to 30% of its assets in companies located in developing countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. The Sub- Adviser considers a country to be a developing country if it is not included in the Morgan Stanley Capital International World Index.

        The Sub-Adviser expects that the Portfolio turnover for the International Portfolio will be less than 100%.

        Although the Portfolio invests primarily in equity securities, it may invest up to 35% of its net assets in debt securities, excluding money market instruments. Bonds purchased for the Portfolio will generally be rated AAA or Aaa by S&P or Moody's, respectively, or be of equivalent credit quality as determined by the Sub-Adviser. Five percent (5%) of Portfolio assets may be invested in debt securities rated lower than AAA or Aaa, but in no event lower than BBB or Baa, or, of equivalent credit quality. The Sub-Adviser does not intend to purchase any bonds rated lower than AAA unless the instrument provides an opportunity to invest in an attractive company in which an equity investment is not currently available or desirable.

        If a change in credit quality after acquisition by the Portfolio causes the bond not to be investment grade, the Portfolio will dispose of the bond, if necessary to keep its holdings, if any, of such bonds to 5% or less of the Portfolio's net assets. See the Statement of Additional Information for more information on bond ratings and credit quality.



FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the International Portfolio is a fundamental policy that may not be changed without shareholder approval.

MORE INFORMATION ABOUT RISK


        Many factors affect a Portfolio's performance. The price of a Portfolio's share will change daily based on changes in interest rates and market conditions and in response to other economic, political or financial developments. A Portfolio's reaction to these developments will be affected by the types and maturities of the securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, as well as the Portfolio's level of investment in the securities of that issuer. When you sell your shares of a Portfolio, they could be worth less than what you paid for them. In addition, the following factors may significantly affect the Portfolio's performances.


INTEREST RATE CHANGES

        INTERMEDIATE GOVERNMENT BOND PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        Debt securities have varying levels of sensitivity to changes in interest rates. Generally, the price of a debt security can fall when interest rates rise and vice-versa. Securities with longer maturities tend to be more sensitive to interest rate changes and are generally more volatile, so the average maturity or duration of these securities affects risk.

PREPAYMENT RISK

        INTERMEDIATE GOVERNMENT BOND PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        Many types of debt securities are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. During periods of falling interest rates, the issuer may repay debt obligations with high interest rates prior to maturity. This may cause Portfolio's average weighted maturity to fluctuate, and may require a Portfolio to invest the resulting proceeds at lower interest rates.

CREDIT RISK


        INTERMEDIATE GOVERNMENT BOND PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        Credit risk is the risk that an issuer will be unable to make timely payments of either principal or interest. If this occurs, the Portfolios' return could be lower.


U.S. GOVERNMENT SECURITIES RISK

        INTERMEDIATE GOVERNMENT BOND PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued or guaranteed by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

STOCK MARKET VOLATILITY

        GROWTH PORTFOLIO
        CAPITAL APPRECIATION PORTFOLIO
        INTERNATIONAL PORTFOLIO

        Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. In the short term, equity prices can fluctuate dramatically in response to these factors. Political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

ISSUER-SPECIFIC RISK

        ALL PORTFOLIOS

        Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known companies can be more volatile than that of larger companies.

GROWTH INVESTING

        GROWTH PORTFOLIO
        CAPITAL APPRECIATION PORTFOLIO

        Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks.

FOREIGN ISSUER RISKS

        INTERNATIONAL PORTFOLIO

        CURRENCY RISK. The value of the Portfolio's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

        POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Portfolio may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Portfolios investments.

        REGULATORY RISK. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers. As a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Portfolio may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Portfolio's shareholders.

        EMERGING MARKETS. Foreign securities purchased by the Portfolio may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. Investing in developing countries often involves risk of high inflation, high sensitivity to commodity prices, and government ownership of the biggest industries in that country. Investment in the securities of issuers in developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. Investing in developing countries involves a higher probability of occurrence of the risks of investing in foreign securities in general, including less financial information available, relatively illiquid markets, and the possibility of adverse government action.

PORTFOLIO TURNOVER RATE RISK


        CAPITAL APPRECIATION PORTFOLIO
        GROWTH PORTFOLIO

        A higher portfolio turnover rate results in increased brokerage and other costs and ran results in shareholders receiving distributions of capital gains that are subject to taxation.


YEAR 2000 RISK

        ALL PORTFOLIOS

        The Portfolios depend on smooth functioning of computer systems in almost every aspect of their business. Like other mutual funds, businesses and individuals around the world, the Portfolios could be adversely affected if the computer systems used by their service providers do not properly process dates on or after January 1, 2000, and distinguish between the year 2000 and the year 1900. The Portfolios have asked their service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and have received assurances from each service provider that they are devoting significant resources to prevent material adverse consequences to the Portfolios. Nevertheless, the Portfolios and their Shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Portfolios do business.

EACH PORTFOLIO'S OTHER INVESTMENTS

        In addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other securities and engage in other investment practices. These investments and strategies are described in our Statement of Additional Information. Of course, the Portfolio cannot guarantee that any Portfolio will achieve its investment goal.

        The investments and strategies described in this prospectus are those used under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in fixed income securities, money market instruments and other securities that would not ordinarily be consistent with the Portfolio's objectives. The Portfolios may not achieve their investment objectives while pursuing these defensive strategies.

SHAREHOLDER INFORMATION

BUYING SHARES


        SMITH HAYES Financial Services Corporation ("SMITH HAYES") acts as the principal distributor of the Fund's shares. You may purchase a share at an offering price that is the sum of the net asset value of the share next determined after your purchase order is placed plus the applicable sales charge. You may purchase shares from registered representatives of Smith Hayes and from other broker-dealers who have sales agreements with Smith Hayes.


        You may purchase shares of each Portfolio on days on which the New York Stock Exchange is open for business. You must place your orders with the Distributor prior to 4:00 p.m. Eastern time on any business day for the order to be accepted on that business day. You may purchase shares by completing the Purchase Application included in this Prospectus and submitting it with a check payable to:


                               STRATUS FUND, Inc.
                                  6801 S. 27th
                                  PO Box 82535
                          Lincoln, Nebraska 68501-2535


        For subsequent purchases, the name of your account and your account number should be included with any purchase order to properly identify your account. You may also pay for shares by bank wire. To do so, you must direct your bank to wire immediately available funds directly to the Custodian as indicated below:

        1. Telephone the Fund (402) 476-3000 and furnish your name, your account number and your telephone number as well as the amount being wired and the name of the wiring bank. If you are opening a new account we will request additional account information and will provide you with an account number.

        2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Fund will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. Your bank must furnish the full name of your account and the account number.

The wire should be addressed as follows:

                           UNION BANK AND TRUST COMPANY
                                Lincoln, Nebraska
                         Fund Department, ABA #104910795
                       Lincoln, Nebraska 68506 Account of STRATUS
                          FUND, Inc.
                          -----------------------------
                         FBO (Account Registration name)
                          #_____________________________

        3. If the shares you are purchasing by bank wire transfer represent an initial purchase, complete a Purchase Application and mail it to the Fund. The completed Purchase Application must be received by the Fund before subsequent instructions to redeem Fund shares will be accepted.
Banks may impose a charge for the wire transfer of funds.

        You will receive written confirmation of your purchases. Stock certificates will not be issued in order to facilitate redemptions and exchanges between the Portfolios. Smith Hayes reserves the right to reject any purchase order.

 MINIMUM INVESTMENTS

        Except as provided under the Automatic Investment Plan, we require a minimum initial aggregate investment of $1,000, unless waived by the Distributor.

AUTOMATIC INVESTMENT PLAN

        Under an automatic investment plan, money is withdrawn each month from your predesignated bank account for investment in a Portfolio. The minimum investment is $50 per Portfolio. By investing the same dollar amount each month, you will purchase more shares when a Portfolio's net asset value is low and fewer shares when the net asset value is high. While periodic investing can help build significant savings over time, it does not assure a profit or protect against loss in a declining market.

        You must notify your account representative to establish an automatic investment plan, and your bank must be a member of the Automated Clearing House. You may revoke the plan at any time, but it may take up to 15 days from the date we receive a written revocation notice to terminate the plan. Any purchases of shares made during the period shall be considered authorized. If an automatic withdrawal cannot be made from your predesignated bank account to provide funds for automatic share purchases, your plan will be terminated.

SELLING SHARES

        You may redeem shares of the Portfolios, in any amount, at any time at their net asset value next determined after your sale order is placed. To redeem shares of the Portfolios, you may make a redemption request through your Smith Hayes investment executive or other broker-dealer. A redemption request may be made in writing if accompanied by the following:

        1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all the owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

        2. a guarantee of the signature of each owner by an eligible institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and

        3. other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

PAYMENT OF REDEMPTION PROCEEDS

        Normally, the Fund will make payment for all shares redeemed within five business days. In no event will the Fund make payment more than seven days after receipt of a redemption request. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. The Fund may also delay payment of redemption proceeds until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date. You may request that the Fund transmit redemption proceeds by Federal Funds bank wire to a bank account designated on your account application form, provided the bank wire redemptions are in the amounts of $500 or more and you have provided all requisite account information to the Fund.

INVOLUNTARY REDEMPTION

        The Fund reserves the right to redeem the shares in your account at any time if the net asset value of your account falls below $500 as the result of a redemption or transfer request. You will be notified in writing that the value of your account is less than $500 and you will be allowed 30 days to make additional investments before the redemption is processed.

AUTOMATIC WITHDRAWAL PLAN

        If you own shares of the Fund with a value of $5,000 or more, you may elect to redeem a portion of your shares on a regular periodic (monthly, quarterly or annual) basis. The minimum withdrawal amount is $100. Payment may be made to you, a predesignated bank account, or to another payee. Under this plan, sufficient shares are redeemed from your account in time to send a check in the amount requested on or about the first day of a month. Redemptions under the automatic withdrawal plan will reduce and may ultimately exhaust the value of your designated account. You may realize taxable gains or losses where you redeem shares under the automatic withdrawal plan.

        Purchasing additional shares concurrently with automatic withdrawals is likely to be disadvantageous to you because of tax liabilities. Consequently, the Portfolio will not normally accept additional purchase payments in single amounts of less than $5,000 if you have this plan in effect. Any charges to operate an automatic withdrawal plan will be assessed against your account when each withdrawal is effected.

        You must notify your account representative to establish an automatic withdrawal plan. Forms must be properly completed and received at least 30 days before the first payment date. You may terminate automatic withdrawal plan at any time, by written notice.

EXCHANGING SHARES

        Once payment for shares has been received (i.e., an account has been established), you may exchange some or all of your shares for Retail Class A shares of other Portfolios of the Fund.

        Exchanges are made at net asset value next determined after receipt of the exchange order plus any applicable sales charge. No additional sales charge will be imposed in connection with an exchange of shares of a Portfolio for shares of another Portfolio if the exchange occurs more than 6 months after the purchase of the Portfolio shares disposed of in the exchange. If, within 6 months of their acquisition, you exchange shares of a Portfolio for shares of one of another Portfolio with a higher sales charge, you will pay the difference between the sales charges in connection with the exchange. No refund of a sales charge will be made if shares of a Portfolio are exchanged for shares of another Portfolio that imposes a lower sales charge.

        If you buy shares of a Portfolio and receive a sales charge waiver, you will be deemed to have paid the sales charge for purposes of this exchange privilege. In calculating any sales charge payable on an exchange, we will assume that the first shares exchanged are those on which a sales charge has already been paid. Sales charge waivers may also be available under certain circumstances, as described in this Prospectus. The Fund reserves the right to change the terms and conditions of the exchange privilege, or to terminate the exchange privilege, upon sixty days' notice.

        You should contact the Distributor for instructions on how to exchange shares. Exchanges will be made only after the Distributor receives proper instructions in writing or by telephone for an established account. If the Distributor receives an exchange request in good order by 4:00 p.m. Eastern time on any business day, the exchange will ordinarily be effective on that day. To make an exchange you must have received a current prospectus of the Portfolio into which the exchange is being made before the exchange will be effected.

        Each exchange of the shares of a Portfolio for the shares of another Portfolio is actually a sale of shares of one Portfolio and a purchase of shares in the other, which may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, the Fund discourages frequent exchange activity in response to short-term market fluctuations. The Fund reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares in any class without notice to you if, in the Adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange.

VALUING SHARES


        A Portfolio's net asset value per share (NAV) is the value of a single Portfolio share. The Portfolios generally determine their NAV on each day the New York Stock Exchange is open for business. The New York Stock Exchange is closed on all National Holidays and Good Friday. The calculation is made as of the close of business of the New York Stock Exchange (currently 4:00 p.m., Eastern time) after the Portfolios have declared any applicable dividends. Because the International Portfolio may invest in securities that are primarily listed on foreign exchanges, the value of the International Portfolio's shares may change on days when you will not be able to purchase or redeem shares.


        The NAV for each of the Portfolios is determined by dividing the value of the securities owned by the Portfolio plus any cash and other assets less all liabilities by the number of Portfolio shares outstanding.

               Net Asset Value =         TOTAL ASSETS - LIABILITIES
                                   -------------------------------------
                                    Number of Shares Outstanding

        For the purposes of determining the aggregate net assets of the Portfolios, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Securities traded on a national securities exchange or on the Nasdaq Stock Market are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the Nasdaq Stock Market for which there were no sales on that day, and securities traded on other over-the-counter markets for which market quotations are readily available, are valued at the mean between the bid and the asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Directors. With the approval of the Board of Directors, the Portfolios may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.

FUND DISTRIBUTION

SALES CHARGES

Your purchase of shares of the Portfolios is subject to a sales charge which varies depending on the size of your purchase. The following table shows the regular sales charges on Portfolio shares to a single purchaser.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO
GOVERNMENT SECURITIES PORTFOLIO


                                            Sales Charge as     Sales Charge as
                                             a percent of       a Percentage of
              Amount of Purchase            Offering Price   Net Amount Invested
--------------------------------------------------------------------------------

               less than $50,000                  3%                  3.1%
        $50,000 but less than $100,000           2.5%                 2.6%
        $100,000 but less than $250,000          1.5%                 1.5%
               $250,000 and over                  0%                   0%
--------------------------------------- -------------------- ------------------

GROWTH PORTFOLIO
CAPITAL APPRECIATION PORTFOLIO
INTERNATIONAL PORTFOLIO


                                            Sales Charge as     Sales Charge as
                                             a percent of       a Percentage of
              Amount of Purchase            Offering Price   Net Amount Invested
--------------------------------------------------------------------------------
               less than $50,000                 4.5%                 4.7%
        $50,000 but less than $100,000           3.5%                 3.6%
        $100,000 but less than $250,000          2.5%                 2.6%
               $250,000 and over                  0%                   0%
--------------------------------------- -------------------- ------------------

REDUCTION OF SALES CHARGE: RIGHT OF ACCUMULATION.

        In calculating the sales charge rates applicable to current purchases of shares of the Portfolio you are entitled to combine current purchases with the current market value of previously purchased shares of the Portfolio. The right of accumulation will be available only if you notify the Distributor in writing at the time of purchase of your prior purchase of Portfolio shares.

REINSTATEMENT PRIVILEGE

        If you have redeemed shares of the Portfolio you have a one-time right to reinvest the redemption proceeds in shares of the Portfolio at NAV as of the time of reinvestment. Reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. You must notify the Distributor at the time your trade is placed that the transaction is a reinvestment.

SALES CHARGE WAIVERS.

        No sales charge is imposed on shares of the Portfolios

        o issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party,

        o sold to Union Bank and Trust Company acting in its capacity as trustee for trust, employee benefit and managed agency accounts in which external account fees are charged for services rendered.

RULE 12B-1 FEES

        The Fund has adopted a distribution plan for the Retail Class A shares of the Portfolios in accordance with the provisions of Rule 12b-1 under the Investment Company Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.

        The distribution plan provides for payment to the Distributor of a total fee calculated and payable monthly, at the annual rate of up to 0.50% of the value of the average daily net assets of such class. All of this fee may be payable as a distribution fee.

        Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

        Each Portfolio distributes its income as follows:

        Intermediate Government Bond Portfolio - declared and paid monthly

        Government Securities Portfolio - declared and paid monthly

        Growth Portfolio - declared and paid annually

        Capital Appreciation Portfolio - declared and paid annually

        International Portfolio - declared and paid annually

        If you own Portfolio shares as of the record date of the distribution, you will be entitled to receive the distribution. Each Portfolio makes distributions of capital gains, if any, at least annually.

        You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To receive payment in cash, you must notify your Smith Hayes investment executive or other broker-dealer of your election. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

TAX CONSEQUENCES

        The Portfolios will each be treated as separate entities for federal income tax purposes. The Fund has operated the Portfolios in a manner that qualifies them as "regulated investment companies" as defined in the Internal Revenue Code. Provided certain distribution requirements are met, the Portfolios will not be subject to federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

        Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or received in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

        Shareholders of the Intermediate Government Bond and the Government Securities Portfolios may be able to exclude a portion of the dividends received from taxable income as exempt interest income under various state income tax rules. Shareholders should consult their tax advisers as to the extent and availability of these exclusions.

        The Fund is subject to the backup withholding provisions of the Internal Revenue Code and is required to withhold income tax from dividends and redemptions paid to a shareholder, if such shareholder fails to furnish the Fund with a taxpayer identification number or under certain other circumstances. Accordingly, shareholders are urged to complete and return Form W-9 when requested to do so by the Fund.

        This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. You are urged to consult with your personal tax advisers.

FUND MANAGEMENT

INVESTMENT ADVISER AND SUB-ADVISER


        Union Bank and Trust Company, 6801 S. 27th, P.O. Box 82535, Lincoln, Nebraska 68501 serves as investment adviser to the Fund. Union Bank has been managing the Fund since 1991 and as of June 30, 1999, had approximately $2 billion in assets under management. Union Bank has engaged Murray Johnstone International, Inc., 11 West Nile Street, Glasgow G12PX United Kingdom, a corporation organized under the laws of Scotland, to act as Sub-Adviser to the International Portfolio.


        The Portfolios pay Union Bank monthly fees for investment advisory services. For the fiscal year ended June 30, 1999, Union Bank received advisory fees, expressed as a percentage of daily average net assets, of:

               Intermediate Government Bond Portfolio            .65%
               Government Securities Portfolio                   .50%
               Growth Portfolio                                  .75%
               Capital Appreciation Portfolio                    .56%
               International Portfolio                          1.15%


Murray Johnstone International, Inc. received from Union Bank a sub-advisory fee, expressed as a percentage of daily average net assets, of .65%.

PORTFOLIO MANAGERS

INTERMEDIATE GOVERNMENT BOND PORTFOLIO, GOVERNMENT SECURITIES PORTFOLIO, GROWTH PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO

        William S. Eastwood has been affiliated with Union Bank and Trust Company and the management of the Fund since March of 1995. Prior to joining Union Bank, Mr. Eastwood was statewide manager of trust investments for a regional bank. Mr. Eastwood was responsible for the management of equity and fixed become common funds at that bank from 1979 to 1995. Mr. Eastwood holds the Chartered Financial Analyst (CFA) professional designation.

        Jon C. Gross is currently a Vice President/Portfolio Manager and has been affiliated with Union Bank since 1988. Mr. Gross has been actively involved in the management of the Fund since 1991. Mr. Gross holds the Chartered Financial Analyst (CFA) professional designation.

INTERNATIONAL PORTFOLIO

        James Clunie, BS (Hons), AIIMR, CFA is an investment manager for international and global equity portfolios for clients in several countries, and also manages Murray Johnstone's "SCOTS" active/passive portfolios. Mr. Clunie maintains and develops Murray Johnstone's proprietary "Twenty Questions Analysis," a numerical system for ranking countries in terms of investment attractiveness. Mr. Clunie is a member of the Group Strategy team, which is responsible for producing asset allocation guidelines for all Murray Johnstone portfolios, and is head of the country allocation team for international portfolios. Mr. Clunie is qualified as an Associate of the Institute of Investment Management and Research (U.K. investment qualification) and as a Chartered Financial Analyst (CFA). Mr. Clunie graduated with Honours in Mathematics and Statistics from the University of Edinburgh, Scotland. He joined Murray Johnstone in 1989, and has worked in various analytical and business-development roles with the company, prior to his current position.

        Andrew V. Preston, BA (Hons) graduated from Melbourne University where he studied Economics and Oriental Studies, including Chinese and Japanese languages. This was followed by post-graduate work at Ritsumeikan University in Kyoto, Japan, prior to joining the Australian Department of Foreign Affairs. Mr. Preston joined Murray Johnstone in January 1985 and has managed portfolios in the United Kingdom, United States and Japanese markets. In 1992, Mr. Preston joined Murray Johnstone International as a portfolio manager and a member of the

Country Allocation Team. Mr. Preston was appointed a Director of MJI in January 1993. Mr. Preseton has specialized in Socially Responsible Investments since 1992 and was appointed Head of SRI in Murray Johnstone in 1996.

FINANCIAL HIGHLIGHTS

        The financial highlights tables are intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent certified public accountants, whose report, along with the Portfolio's financial statements, are included in the annual report, which is available upon request.





                              FINANCIAL HIGHLIGHTS

          INTERMEDIATE GOVERNMENT BOND PORTFOLIO - RETAIL CLASS SHARES

          Year ended June 30, 1999 and for the period from January 27, 1998 (commencement of class shares) to June 30, 1998

                                                                           Period
                                                                            Ended
                                                                           June 30,
                                                            1999             1998
NET ASSET VALUE:                                           ------          --------
Beginning of period                                         $10.59          $10.63
                                                            ------          ------
Income from investment operations:
      Net investment income                                   0.47            0.29
      Net realized and unrealized loss on investments        (0.09)          (0.04)
                                                            ------          ------
            Total income from investment operations           0.38            0.25
Less distributions:
Dividends from net investment income                         (0.47)           0.29
Distributions from capital gains                              -                -
      Total distributions                                    (0.97)           0.29
                                                            ------          ------
           End of period                                    $10.50 (a)      $10.59 (a)
                                                            ======          ======

TOTAL RETURN                                                 3.73% (a)       1.69% (a)(b)
                                                            =====           =====

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                                 $13,408          $29,240
Ratio of expenses to average net assets                      1.46%           1.63% (c)
Ratio of net income to average net assets                    4.45%           5.18%
Portfolio turnover rate                                       -               -

(a) Excludes maximum sales load of 3%.
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c) Annualized for those periods less than twelve months in duration.






                              FINANCIAL HIGHLIGHTS

              GOVERNMENT SECURITIES PORTFOLIO - RETAIL CLASS SHARES

          Year ended June 30, 1999 and for the period from January 13, 1998 (commencement of class shares) to June 30, 1998

                                                                         Period
                                                                          Ended
                                                                        June 30,
                                                          1999            1998
NET ASSET VALUE:                                          ----          ---------
Beginning of period                                       $9.89            $9.97
                                                          -----            -----
Income from investment operations:
      Net investment income                                0.48             0.25
      Net realized and unrealized loss on investments     (0.09)           (0.08)
                                                         ------           ------
            Total income from investment operations        0.39             0.17
Less distributions:
Dividends from net investment income                      (0.49)           (0.25)
Distributions from capital gains                             -                -
      Total distributions                                 (0.49)           (0.25)
           End of period                                  $9.79            $9.89
                                                          =====            =====

TOTAL RETURN                                              3.96%  (a)       1.58% (a)(b)
                                                          =====            =====

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                              $167,494         $139,164
Ratio of expenses to average net assets                   1.10%            1.21% (c)
Ratio of net income to average net assets                 4.83%            5.49% (c)
Portfolio turnover rate                                  18.66%            2.07%

(a) Excludes maximum sales load of 3%.
(b) Total return is not annualized, as it may not be representative of the total return for the year
(c) Annualized for those periods less than twelve months in duration.






                              FINANCIAL HIGHLIGHTS

                     GROWTH PORTFOLIO - RETAIL CLASS SHARES

           Year Ended June 30, 1999 and for the period from January 7,
              1998 (commencement of class shares) to June 30, 1998

                                                            1999            Period
                                                            ----            Ended
                                                                           June 30,
                                                                             1998
NET ASSET VALUE:                                                           ------=
Beginning of period                                        $18.52          $15.86
                                                           ------          ------
Income from investment operations:
      Net investment income                                  0.00            0.04
      Net realized and unrealized loss on investments        2.47            2.66
                                                            -----           -----
            Total income from investment operations          2.47            2.70
Less distributions:
Dividends from net investment income                           -            (0.04)
Distributions from capital gains                            (1.48)             -
      Total distributions                                   (1.48)          (0.04)
           End of period                                   $19.51 (a)      $18.52 (a)
                                                           ======          ======

TOTAL RETURN                                               16.09% (a)      16.89% (a)(b)
                                                           ======          ======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                             $1,292,742        $784,176
Ratio of expenses to average net assets                     1.35%           1.50% (c)
Ratio of net income to average net assets                   0.01%           0.13%
Portfolio turnover rate                                   194.23%         137.03%

(a) Excludes maximum sales load of 4.5%.
(b) Total return is not annualized, as it may not be representative of the total return for the year
(c) Annualized for those periods less than twelve months in duration.





                              FINANCIAL HIGHLIGHTS

              CAPITAL APPRECIATION PORTFOLIO - RETAIL CLASS SHARES

           Year Ended June 30, 1999 and for the period from January 7,
              1998 (commencement of class shares) to June 30, 1998

                                                           1999           Period
                                                           ----           Ended
                                                                         June 30,
                                                                           1998
NET ASSET VALUE:                                                          ------
Beginning of period                                       $14.39          $13.21
                                                          ------          ------
Income from investment operations:
      Net investment income                                (0.10)          (0.03)
      Net realized and unrealized loss on investments      (1.21)           1.21
                                                           ------           ----
            Total income from investment operations        (1.31)           1.18
Less distributions:
Dividends from net investment income                           -              -
Distributions from capital gains                           (0.04)             -
      Total distributions                                  (0.04)          -----
           End of period                                  $13.04  (a)     $14.39 (a)
                                                          ======          ======

TOTAL RETURN                                               9.07%  (a)      8.93% (a)(b)
                                                           =====           =====

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                               $243,894        $220,123
Ratio of expenses to average net assets                    1.41%           1.25% (c)
Ratio of net income (loss) to average net assets          (0.79%)         (0.18%)
Portfolio turnover rate                                  109.49%         277.31%

(a) Excludes maximum sales load of 4.5%
(b) Total return is not annualized, as it may not be representative of the total return for the year
(c) Annualized for those periods less than twelve months in duration.





                              FINANCIAL HIGHLIGHTS

                  INTERNATIONAL PORTFOLIO - RETAIL CLASS SHARES

           Year Ended June 30, 1999 and for the period from January 7,
              1998 (commencement of class shares) to June 30, 1998

                                                            1999            Period
                                                            -----            Ended
                                                                           June 30,
                                                                             1998
NET ASSET VALUE:                                                            ------
Beginning of period                                        $11.75           $10.33
                                                           ------           ------
Income from investment operations:
      Net investment income                                  0.02             0.03
      Net realized and unrealized loss on investments        0.09             1.42
                                                             ----             ----
            Total income from investment operations          0.11             1.45
                                                             ----             ----
Less distributions:
Dividends from net investment income                        (0.02)           (0.03)
Distributions from capital gains                            (0.22)              -
                                                           ------          -------
      Total distributions                                   (0.24)           (0.03)
           End of period                                   $11.62 (a)       $11.75 (a)
                                                           ======           ======

TOTAL RETURN                                                1.07% (a)       13.88% (a)(b)
                                                            =====           ======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                                $172,430         $125,157
Ratio of expenses to average net assets                     1.83%            1.94% (c)
Ratio of net income to average net assets                   0.19%            0.27%
Portfolio turnover rate                                    40.00%           52.92%

(a) Excludes maximum sales load of 4.5%.
(b) Total return is not annualized, as it may not be representative of the total return for the year.
(c) Annualized for those periods less than twelve months in duration.



                                 BACK COVER PAGE

                                  STRATUS FUND

                              RETAIL CLASS A SHARES



You can obtain more information about each Portfolio without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated November 1, 1999, includes detailed information about the Stratus Fund Portfolios. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Portfolio's holdings and contain information from the Portfolio's managers about strategies, and recent market conditions and trends. The reports also contain detailed financial information about the Portfolios.

TO OBTAIN MORE INFORMATION:

By Telephone:         Call (402) 476-3000



By Mail:              Stratus Fund, Inc.
                      6801 S. 27th
                      PO Box 82535
                      Lincoln, Nebraska 68501-2535


You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Stratus Fund, from the SEC's website
(HTTP://WWW.SEC.GOV). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC- 0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549- 6009. The Stratus Fund's Investment Company Act registration number is 811-6259.

                       STATEMENT OF ADDITIONAL INFORMATION

                               STRATUS FUND, INC.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO
                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                             INTERNATIONAL PORTFOLIO



                                November 1, 1999

               This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectuses for the Institutional Class shares and Retail Class A shares of the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio of Stratus Fund, Inc. (the "Fund") dated November 1, 1999. A copy of the Prospectuses may be obtained from the Fund by written request delivered to P.O. Box 82535 Lincoln, Nebraska, 68501-2535, or by calling (402) 483-9794.

                                Table of Contents

                                                                            PAGE

Introduction...................................................................2

Fund History...................................................................2

Additional Information About The Portfolios'
 Investment Objectives, Policies And Risks.....................................2

Special Investment Methods and Related Risks...................................2

Directors and Executive Officers..............................................10

Investment Advisory and Other Services........................................12

Portfolio Transactions and Brokerage Allocations..............................19

Capital Stock.................................................................21

Redemption of Shares and Exchanges Between Classes............................25

Redemption....................................................................25

Calculations of Performance Data..............................................26

Financial Statements..........................................................28

Counsel ......................................................................28

Auditors......................................................................28

APPENDIX A        RATINGS OF CORPORATE OBLIGATIONS, COMMERCIAL PAPER,
                  AND PREFERRED STOCK .......................................A-1

Introduction


        This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the investment portfolios of the Fund (the "Portfolios"). The prospectus is intended to describe to prospective investors the principal investment strategies of and principal risks associated with investing in the Portfolios. This statement of Additional Information expands on the information provided to you in the Prospectus and contains additional information that does not appear in the prospectus because it does not involve a principal strategy or risk.


FUND HISTORY

        Stratus Fund, Inc. (the "Fund") is a Minnesota corporation operating as an investment company, commonly called a mutual fund. The Fund has divided the shares of its capital stock into separate categories that are referred to as portfolios, each of which is operated as a separate diversified, open-end management investment company having its own investment objectives and policies. The Fund initially issued only one class of shares of each portfolio. Pursuant to its Amended and Restated Articles of Incorporation which became effective on December 31, 1997, all shares of the portfolios then outstanding were designated Institutional Class shares and issuance of Retail Class A shares of each portfolio was authorized. This Statement of Additional Information relates to the Retail Class A shares and Institutional Class shares of the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio (the "Portfolios"). The Fund was originally incorporated under the name New Horizon Fund, Inc. on October 29, 1990 and changed its name to Apex Fund, Inc. on November 9, 1990. The name was changed to Stratus Fund, Inc. on January 23, 1991. The Union Government Securities Portfolio and Union Equity Income Portfolio changed their names to Government Securities Portfolio and Equity Income Portfolio effective April 30, 1994. The Equity Income Portfolio was renamed the Growth Portfolio as of February 15, 1996. The Growth/Income Portfolio of the Fund was merged into the Equity Income Portfolio on the same date and ceased separate existence. The International Portfolio commenced business operations on October 1, 1996.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENT
OBJECTIVES, POLICIES AND RISKS

INVESTMENT OBJECTIVES AND POLICIES

        The investment objectives and the principal investment policies of the Portfolios are described in the Prospectuses. Further information on the investment policies and limitations of the Portfolios are described below.

SPECIAL INVESTMENT METHODS AND RELATED RISKS

        Some or all of the Portfolios may invest in U.S. Government Securities, repurchase agreements, convertible securities, options for hedging purposes and money market instruments.

Descriptions of such securities, and the inherent risks of investing in such securities, are set forth below.

U.S. GOVERNMENT SECURITIES

         The Portfolios may invest in U.S. Government Securities which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations issued by the U.S. Treasury include Treasury Bills, Notes and Bonds which differ from each other mainly in their interest rates and the length of their maturity at original issue. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities greater than ten years. Treasury Securities are backed by the full faith and credit of the U.S. Government.

        The obligations of U.S. Government agencies or instrumentalities are guaranteed or backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-related securities and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations.

        As with all fixed income securities, various market forces influence the value of U.S. Government Securities. There is an inverse relationship between the market value of such securities and yield. As interest rates rise, the value of the securities falls; conversely, as interest rates fall, the market value of such securities rises.

REPURCHASE AGREEMENTS

        The Government Securities Portfolio, Growth Portfolio and Capital Appreciation Portfolio may enter into repurchase agreements for U.S. Government Securities. A repurchase agreement involves the purchase by a Portfolio of U.S. Government Securities with the condition that after a stated period of time (usually seven days or less) the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Portfolio will seek to sell the collateral, which action could involve costs or delays. In such case, the Portfolio's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Portfolio would suffer a loss.

OPTIONS TRANSACTIONS

        The Growth Portfolio, Capital Appreciation Portfolio and International Portfolio may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because the Portfolio may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Portfolio is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

        The Growth Portfolio, Capital Appreciation Portfolio and International Portfolio may also purchase call options solely for the purpose of hedging against an increase in prices of securities that the Portfolio ultimately wants to buy. Such protection is provided during the life of the call option because the Portfolio may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Portfolio will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

        The Growth Portfolio, Capital Appreciation Portfolio and International Portfolio may only purchase exchange-traded put and call options. Exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while other options may not.

        Use of options in hedging strategies is intended to protect performance, but can result in poorer performance than without hedging with options if the Adviser is incorrect in its forecasts of the direction of stock prices. Normally, the Portfolio will only invest in options to protect existing positions and as a result, will normally invest no more than 10% of the Portfolio's assets in options.

CONVERTIBLE SECURITIES

        The Growth Portfolio and Capital Appreciation Portfolio may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer's underlying common shares at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, or a combination of the features of these securities. The investment characteristics of convertible securities vary widely, allowing convertible securities to be employed for different investment objectives. Convertible securities held by the Growth Portfolio and Capital Appreciation Portfolio will be treated as common stocks for asset allocation purposes.

        Convertible bonds and convertible preferred stocks are fixed income securities entitling the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. They are senior securities, and, therefore, have a claim to assets of the issuer prior to the common stock in the case of liquidation. However, convertible securities are generally subordinated to non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

        As with all fixed income securities, various market forces influence the market value of convertible securities, including changes in the prevailing level of interest rates. As the level of interest rates increases, the market value of convertible securities tends to decline and, conversely, as interest rates decline, the market value of convertible securities tends to increase. The unique investment characteristic of convertible securities (the right to exchange for the issuer's common stock) causes the market value of the convertible securities to increase when the value of the underlying common stock increases. However, because security prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight non-convertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.

        Most convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.

SPECIAL SITUATIONS

        The Growth Portfolio and Capital Appreciation Portfolio may periodically invest in special situations. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the stock market as a whole. Developments creating special situations might involve, among others, the following: "workouts" such as liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Special situations involve a different type of risk than is inherent in ordinary investment securities; that is, a risk involving the likelihood or timing of specific events rather than general economic market or industry risks. As with any securities transaction, investment in special situations involves the risk of decline or total loss of the value of the investment. However, the Adviser will not invest in special situations unless, in its judgment, the risk involved is reasonable in light of the Portfolio's investment objective, the amount to be invested and the expected investment results.

MONEY MARKET INSTRUMENTS

        The Government Securities Portfolio, Growth Portfolio and Capital Appreciation Portfolio may invest in money market instruments which include:

        (i)   U.S. Treasury Bills;

        (ii)  U.S. Treasury Notes with maturities of 18 months or less;

        (iii) U.S. Government Securities subject to repurchase agreements;

        (iv) Obligations of domestic branches of U.S. banks (including certificates of deposit and bankers' acceptances with maturities of 18 months or less) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000 and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC");

        (v) Commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's;

        (vi) Short-term (maturing in one year or less) corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and

        (vii) Shares of no-load money market mutual funds (subject to the ownership restrictions of the Investment Company Act of 1940). See "Other Permitted Investments and Related Risks" in this Statement of Additional Information.


        The Growth Portfolio and Capital Appreciation Portfolio invest in money market instruments only for cash management purposes.


        The Intermediate Government Bond Portfolio may invest in the Money Market Instruments described in (i), (ii), (iv) and (vii) above, provided that investments in shares of no load money market mutual funds shall be further invested in those money market mutual funds which invest solely in those securities otherwise permitted for the Intermediate Government Bond Portfolio. Investment by a Portfolio in shares of a money market mutual fund indirectly results in the investor paying not only the advisory fee and related fees charged by the Portfolio, but also the advisory fees and related fees charged by the adviser and other entities providing services to the money market mutual fund.

OTHER PERMITTED INVESTMENTS AND RELATED RISKS

        Although the Adviser and Sub-Adviser for the Fund does not currently intend to do so, each Portfolio may make the following investments.

        SECURITIES OF OTHER INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940.

        FORWARD FOREIGN CURRENCY CONTRACTS (INTERNATIONAL PORTFOLIO ONLY). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Portfolio may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency having the approximate value of some or all of the Portfolio's securities denominated in such foreign currency.

        At the maturity of a forward contract, a Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

        FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

        Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

        There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

        ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over 7 days in length. Not more than 15% of a Portfolio's total assets may be invested in illiquid securities. If as a result of changed circumstances, more than 15% of a Portfolio's total assets is invested in illiquid securities, the Adviser will take such action as it deems necessary in such manner as to avoid adverse consequences to the Portfolio.


        SHORT SALES -- Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

        A Portfolio may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

        A Portfolio may also maintain short positions in forward currency exchange transactions, which involve the Portfolio's agreeing to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to be currency that the Portfolio has contracted to receive in the exchange. To ensure that any short position of a Portfolio is not used to achieve leverage, a Portfolio establishes with its custodian a segregated account consisting of cash or liquid, high grade debt securities equal to the fluctuating market value of the currency as to which any short position is being maintained.

INVESTMENT LIMITATIONS

        The Fund has adopted a number of investment policies and restrictions for all the Portfolios, some of which can be changed by the Board of Directors. Others may be changed only by the holders of a majority of the outstanding shares of each Portfolio and include the following:

        Without shareholder approval, each of the Portfolios may not:

               (1) invest in 25% or more of its total assets in any one industry (this restriction does not apply to securities of the U.S. Government or its agencies, and instrumentalities and repurchase agreements relating thereto; however, utility companies, gas, electric, telephone, telegraph, satellite, and microwave communications companies are considered as separate industries);

               (2) with respect to 75% of the value of the total assets of the Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio, and with respect to 100% of the value of the total assets of the Intermediate Government Bond Portfolio, invest more than 5% of the market value of its total assets in the securities of any one issuer, other than obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities, except that each Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

               (3) purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Portfolio, except that a Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

               (4) invest in companies for the purpose of exercising control or influencing management;

               (5) purchase or sell real estate, commodities or interests in oil, gas or other mineral exploration or development programs;

               (6) make short sales of securities or purchase securities on margin, except that a Portfolio (a) may obtain such short-term credit as is necessary for the clearance of purchases and sales of securities, (b) may make margin payments in connection with transactions in financial futures contracts and options thereon, and (c) may make short sales of securities if at all times when a short position is open it owns at least an equal amount of such securities or owns securities comparable to or exchangeable for at least an equal amount of such securities;

               (7)     underwrite securities of other issuers;

               (8) purchase or sell commodity contracts, except that a Portfolio may, as appropriate and consistent with its investment policies and other investment restrictions, for hedging purposes, write, purchase or sell options (including puts, calls and combinations thereof), write covered call options, enter into futures contracts on securities, securities indices and currencies, options on such futures contracts, forward foreign currency exchange contracts and forward commitments;

               (9) make loans to other persons other than by purchasing part of an issue of debt obligations; a Portfolio may, however, invest up to 10% of its total assets, taken at market value at time of purchase, in repurchase agreements maturing in not more than seven days;

               (10) borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding 10% of its total assets, nor purchase securities at any time borrowings exceed 5% of its total assets; or

               (11) mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the respective Portfolio except as may be necessary in connection with borrowings as described in (10) above and then securities mortgaged, hypothecated or pledged may not exceed 5% of the respective Portfolio's total assets taken at market value.

        If a percentage restriction set forth under "Investment Objectives and Strategies" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. The foregoing investment restrictions, as well as all investment objectives and those policies designated by the Fund as fundamental policies, may not be changed without the approval of a "majority" of a Portfolio's shares outstanding, defined as the lesser of: (a) 67% of the votes cast at a meeting of shareholders for a Portfolio at which more than 50% of the shares are represented in person or by proxy, or (b) a majority of the outstanding voting shares of that Portfolio. These provisions apply to each Portfolio if the action proposed to be taken affects that Portfolio.

PORTFOLIO TURNOVER


        The portfolio turnover rate for each of the Portfolios is calculated by dividing the lesser of a Portfolio's purchases or sales of securities for the year by the monthly average value of the securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemption of shares. The portfolio turnover rate for the Capital Appreciation Portfolio was 109.49% and 194.23% for the Growth Portfolio for the Fund's fiscal year ended June 30, 1999. That rate of portfolio turnover results in increased brokerage and other costs and can result in shareholders receiving distributions of capital gains that are subject to taxation. Portfolio turnover will not be a limiting factor in making investment decisions. The portfolio turnover rate for the Intermediate Government Bond Portfolio, Government Securities Portfolio and International Portfolio was 0.00%, 18.66% and 40.00% respectively for the Fund's fiscal year ended June 30, 1999.


DIRECTORS AND EXECUTIVE OFFICERS

        The Fund is governed by a Board of Directors which is responsible for protecting the interests of the Fund's shareholders under Minnesota law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Adviser.

        The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below:



 NAME, ADDRESS AND AGE, ADDRESS       POSITION(S) HELD WITH FUND       PRINCIPAL OCCUPATION DURING LAST FIVE YEARS

 *Thomas C. Smith (54)                Chief Financial Officer &        Chairman, CONLEY SMITH, Inc., Lincoln, Nebraska;
  200 Centre Terrace,                 Treasurer                        Vice President, Lancaster Administrative Services, Inc.,
  1225 "L" Street                                                      Lincoln, Nebraska; Chairman and President,
  Lincoln, Nebraska  68501                                             SMITH HAYES Financial Services Corporation Lincoln,
                                                                       Nebraska; Chairman and President,
                                                                       Consolidated Investment Corporation, Lincoln,
                                                                       Nebraska; Vice  President and
                                                                       Director, Concorde Management and
                                                                       Development, Inc., Lincoln, Nebraska.

  *Michael S. Dunlap (36)             Director, President and          Executive Vice President and Director Union
   4732 Calvert Street                Secretary                        Bank and Trust Company, Lincoln, Nebraska;
   Lincoln, Nebraska  68506                                            Director, Lancaster County Bank, Waverly,
                                                                       Nebraska; and Unipac Service Corporation;  Director,
                                                                       National Education Loan Network, Inc.

   Stan Schrier (64)                  Director                         President, Food 4 Less, Inc., a retail
   11128 John Galt Blvd.                                               grocery chain, and owner, Schrier-Lawson
   Omaha, Nebraska  68137                                              Motor Center.

   R. Paul Hoff (64)                  Director                         Physician and CEO of Seward Clinic,
   311 Jackson                                                         P.C., Seward, Nebraska.
   Seward, Nebraska  68434

   Edson L. Bridges III (41)                                           Director, Bridges Investment Fund, Inc.,
   8401 W. Dodge Road, #256           Director                         a registered open end management investment
   Omaha, Nebraska  68114                                              company, February, 1991 to present; Vice
                                                                       President and Director of Bridges Investment
                                                                       Counsel Inc., a registered investment adviser.

   Jon Gross (30)                     Vice President                   Vice President, Union Bank and Trust Company,
   4732 Calvert Street                                                 Lincoln, Nebraska; Trust Investment Officer, Union Bank
   Lincoln, Nebraska 68506                                             and Trust Company, Lincoln, Nebraska, since 1991; Chief
                                                                       Executive Officer, Lancaster Administration Services.


        *Interested directors of the Fund as defined under the Investment Company Act of 1940 by virtue of their affiliation with Lancaster Administrative Services, Inc., SMITH HAYES Financial Services Corporation and Union Bank and Trust Company.

        The following table represents the compensation amounts received for services as a director of the Funds for the year ended June 30, 1999:

                                          COMPENSATION TABLE

                                         Pension or
                                         Retirement
                                          Benefits      Estimated       Total
                                           Accrued       Annual     Compensation
                            Aggregate    as Part of     Benefits      From Fund
     Name of Person,      Compensation      Fund          Upon         Paid to
        POSITION            FROM FUND     EXPENSES     RETIREMENT     DIRECTORS
        --------            ---------     --------     ----------     ---------
Thomas C. Smith,            $0               $0             $0            $0
Director
Chief Financial
Officer & Treasurer
Michael S. Dunlap,          $0               $0             $0            $0
Director, President &
Secretary
Stan Shrier, Director       $4,000           $0             $0            $4,000
R. Paul Hoff, Director      $4,000           $0             $0            $4,000
Edson L. Bridges III,       $4,000           $0             $0            $4,000
Director

INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

        Union Bank and Trust Company ("Union Bank"), 6801 S. 27th Street, Lincoln, NE 68512 acts as the investment adviser (the "Adviser") to the Portfolios and as the Fund's custodian (the "Custodian"). The Adviser acts as such pursuant to written agreements periodically approved by the directors or the shareholders of the Fund. Murray Johnstone International Limited ("MJI") serves as sub-adviser (the "Sub-Adviser") for the International Portfolio pursuant to the terms of a Sub- Advisory Agreement between the Adviser and Sub-Adviser. The Sub-Adviser's address is 11 West Nile Street, Glasgow G1 2PX United Kingdom. Lancaster Administrative Services, Inc. ("LAS") acts as the administrator ("Administrator") for the Fund and SMITH HAYES Financial Services Corporation ("Smith Hayes") acts as the Fund's distributor ("Distributor"). Smith Hayes acts as the Fund's distributor pursuant to an Underwriting Agreement under which Smith Hayes agrees to publicly distribute the Fund's shares continuously. Smith Hayes address is 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska, 68508.

INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

     Union Bank acts as the Adviser to the Portfolios, under Investment Advisory Agreements (the "Advisory Agreements"). Union Bank is controlled by and is a subsidiary of Farmers and

Merchants Investments, Inc., a Nebraska bank holding company. Farmers and Merchants Investment, Inc. is controlled by the Dunlap family of which Michael
S. Dunlap is a member.

        Under the Advisory Agreements, the Adviser provides the Portfolios with advice and assistance in the selection and disposition of that Portfolios' investments. Under the Sub-Advisory Agreement, the Sub-Adviser provides assistance in management of the assets of the International Portfolio. All investment decisions are subject to review by the Board of Directors of the Fund. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Fund. The Advisory Agreements are approved annually by the Board of Directors (including a majority of the directors who are not parties to the Advisory Agreements, or interested persons of any such parties (other than as directors of the Fund)). The Advisory Portfolios were last approved by the Board of Directors on July 14, 1999.

        MJI acts as Sub-Adviser to the International Portfolio pursuant to a Sub-Advisory Agreement with the Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser is a wholly-owned subsidiary of United Asset Management Corporation. The Sub-Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund or by the votes of the majority of the outstanding voting securities of the International Portfolio, and by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or Sub-Advisory Agreement or interested persons of the Fund, the Adviser or the Sub-Adviser. The Sub-Advisory Agreement was last approved by the Board of Directors on July 14, 1999.

        The Advisory Agreements and Sub-Advisory Agreement terminate automatically in the event of their assignment. In addition, the Advisory Agreements and the Sub-Adviser Agreement are terminable at any time, without penalty, by the Board of Directors of the Fund or, by vote of a majority of the Trust's outstanding voting securities, on not more than 60 days' written notice to the Adviser or Sub-Adviser as the case may be, and by the Adviser or Sub-Adviser, as the case may be, on 60 days' written notice to the Fund.

ADVISORY FEES

        Pursuant to the Advisory Agreements, the Intermediate Government Bond Portfolio pays the Adviser a monthly advisory fee equal on an annual basis to
 .65% of the Intermediate Government Bond Portfolio's daily average net assets. The Government Securities Portfolio and Growth Portfolio pay the Adviser a monthly advisory fee equal on an annual basis to .50% and .75%, respectively, of their daily average net assets. The Capital Appreciation Portfolio pays the Adviser a monthly advisory fee calculated at the annual rate of 1.4% of the daily net asset value of the Portfolio. In addition this fee is subject to an incentive adjustment, calculated monthly, depending upon the performance of the Portfolio relative to the Russell 2000 Stock Index (the "Index"), on the basis of 1/12 of the results during the last 12 months (a moving average method). The incentive adjustment, if any, is added to or subtracted from the monthly basic management fee, and is payable after the close of each month on the basis of the latest 12 months' experience. The incentive adjustment is accrued as incurred for the purpose of calculating the redemption price and offering price per share. The incentive adjustment for the Portfolio is calculated each month as follows:

        (1) The sum of the net asset value of a share of the Portfolio at the end of the last 12 month period, plus the value per share during such period, of all cash distributions made and capital gain taxes paid or payable on undistributed realized long-term capital gains (treated as reinvested shares of the Portfolio on the record date of such distribution or the date on which provision for such taxes is made, as the case may be) is compared to the net asset value per share of the Portfolio at the beginning of the period and the differences expressed as a percentage (the "Portfolio's Percentage Change").

        (2) The Portfolio's Percentage Change is compared to the percentage change in the Index, which change is determined by adding the level of the index at the end of the period, in accordance with Securities and Exchange Commission guidelines, the value of cash distributions on securities which comprise the Index, treating the value of such distributions as reinvested in the Index based on a monthly value supplied by Standard and Poor's and comparing such adjusted level with the level of the Index at the beginning of the period.

        (3) The Portfolio's Percentage Change is then compared to the change in Index for the period and the incentive adjustment as set forth in the following table is multiplied by the net asset value of the Portfolio averaged daily over the 12 month period and divided by twelve. The incentive adjustment may not in any case exceed 1/12 of 2.40% of the average net asset value for the 12 month period (equivalent on an annual basis to 2.40%).

                  Performance
                  Relative to               Adviser           Total
                    INDEX                    FEE
                    -----                    ----
                        -5.00% & under       0.40%             Minimum Mgt Fee
                        -4.50%               0.50%
                        -4.00%               0.60%
                        -3.50%               0.70%
                        -3.00%               0.80%
                        -2.50%               0.90%
                        -2.00%               1.00%
                        -1.50%               1.10%
                        -1.00%               1.20%
                        -0.50%               1.30%
  Basic Mgt Fee          0.00%               1.40%
                         0.50%               1.50%
                         1.00%               1.60%
                         1.50%               1.70%
                         2.00%               1.80%
                         2.50%               1.90%
                         3.00%               2.00%
                         3.50%               2.10%
                         4.00%               2.20%
                         4.50%               2.30%
                         5.00%               2.40%             Maximum Mgt Fee

        Pursuant to the Advisory Agreement the International Portfolio pays the Adviser a fee in an amount equal to 1.15% per annum of the Portfolio's daily average net assets. The Adviser pays the Sub-Adviser a fee equal to .65% of the first $10 million and .60% above that amount per annum of the International Portfolio's daily average net assets pursuant to the Sub-Advisory Agreement.

        For the years ended June 30, 1997, 1998 and 1999 (and the period October 1, 1996 to June 30, 1997 and the years ended June 30, 1998 and 1999 for the International Portfolio) the Fund paid to Adviser the following amounts for advisory services:



                                                 1999          1998        1997
                                                 ----          ----        ----
Intermediate Government Bond Portfolio      $  23,320     $  28,920     $38,269
Government Securities Portfolio               150,186       141,097     122,584
Growth Portfolio                              467,752       347,146     160,343
Capital Appreciation Portfolio                 39,016        15,676      17,500
International Portfolio                       122,831       127,313      64,660



DISTRIBUTOR

        The Distributor provides underwriting services to the Fund pursuant to the terms of an Underwriting and Distribution Agreement dated May 21, 1991 (the "Underwriting Agreement"). The Underwriting Agreement is reviewed annually by the Board of Directors and was last approved on July 14, 1999. Smith Hayes is a wholly owned subsidiary of Consolidated Investment Corporation, a Nebraska corporation, which is engaged through its subsidiaries in various aspects of the financial services industry. Thomas C. Smith, a director of the Fund, is the control person of Consolidated Investment Corporation.

        Pursuant to the Underwriting Agreement, the Distributor is obligated to offer shares of the Portfolios for sale on a continuous basis at all time when such shares are available for sale. In return for services provided under the Underwriting Agreement, the Distributor is entitled to receive the sales load charged in connection with the sale of any Portfolio shares and to be reimbursed for expenses incurred in providing such services. In return for services provided under the Underwriting Agreement, the Distributor is also entitled to receive compensation for distribution related services under the Fund's distribution plan described below.

        Class A shares of the Portfolios are offered for sale to the public NAV plus the applicable sales charge. The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Portfolio and the amount retained by the Distributor for the fiscal years ended June 30, 1999, 1998 and 1997 (and the fiscal years ended June 30, 1999 and 1998 and the period October 1, 1996 to June 30, 1997 for the International Portfolio).

                                 Year Ended               Period Ended
                               JUNE 30, 1999             JUNE 30, 1998
                               -------------             -------------
                          Sales           Amount      Sales         Amount
                          CHARGE        RETAINED     CHARGE        RETAINED
Intermediate
Government Bond
Portfolio               $        0    $        0     $   601.24  $     84.57
Government Securities
Portfolio                    12.06          1.37       2,061.08       413.12
Growth Portfolio         11,870.30      1,844.97      49,468.84    10,954.26
Capital Appreciation
Portfolio                 2,404.74        287.56      11,751.81     2,222.65
International Portfolio   1,125.65        132.17       8,381.82     1,736.34


        The Distributor may reallow to dealers selling Portfolio shares a portion of the sales charge collected by the Distributor in connection with those sales. The table below shows the maximum amounts of such reallowances expressed as a percentage of the offering price of each Portfolio's Class A shares.


                                                    Reallowance as a
                 PORTFOLIO                    PERCENTAGE OF OFFERING PRICE
                 ---------                    ----------------------------
Intermediate Government Bond                             2.75%
Portfolio
Government Securities Portfolio                          2.75%
Growth Portfolio                                         4.00%
Capital Appreciation Portfolio                           4.00%
International Portfolio                                  4.00%


Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to certain investment professionals, who might then be deemed to be "underwriters" under the Securities Act of 1933, as amended.

        The Fund has adopted a Distribution Plan for the Retail Class A shares of each Portfolio (the "Distribution Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this regard, the Board of Directors has determined that the Distribution Plan is in the best interests of the Retail Class A shareholders. Continuance of the Distribution Plan must be approved annually by a majority of the Board of Directors, and by a majority of the Directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto ("Qualified Directors"). The Distribution Plan requires that quarterly written reports of amounts spent under the Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. The Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Retail Class A shares of the Portfolio affected. All material amendments of the Distribution Plan will require approval by a majority of the Board of Directors and of the Qualified Directors.

        The Distribution Fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to other broker-dealers in respect of sales of Retail Class A shares of the applicable Portfolio and to pay for other advertising and promotional expenses in connection with the distribution of such Retail Class A shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of printing and mailing prospectuses, statements of additional information and shareholders reports to prospective investors; preparation and distribution of sales literature; advertising of any type; an allocation of overhead and other expenses for the Distributor related to the distribution of such Retail Class A sharers; and payments to, and expenses of, officers, employees or representatives of the Distributor, or other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of such shares, including travel, entertainment and telephone expenses.

        Payments under the Distribution Plan are not tied exclusively to the expenses for distribution activities actually incurred by the Distributor, so that such payments may exceed expenses actually incurred by the Distributor. The Fund's Board of Directors will evaluate the appropriateness of the Distribution Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by the Distributor and amounts it receives under the Distribution Plan.

        The Fund's Investment Adviser, Administrator and the Distributor may, at their option and in their sole discretion, make payments from their own resources to cover cost of additional shareholder servicing and distribution activities.

        For the fiscal year ended June 30, 1999 and the period ended June 30, 1998, the Retail Class A share classes of the Portfolios paid the Distributor the following amounts:



                                                        1999        1998
                                                        ----        ----
Intermediate Government Bond Portfolio               $    80      $   28
Government Securities Portfolio                          507         113
Growth Portfolio                                       3,079         505
Capital Appreciation Portfolio                           734         162
International Portfolio                                  464          89

        The Distribution Plan adopted by the Retail Class A shareholders of the Portfolio provides that the Fund will pay the Distributor a fee of up to .50% of the average daily net assets of a Portfolio's Retail Class A shares which the Distributor can use to compensate broker-dealer and service providers, including the Distributor and its affiliates, which provide distribution related services to Retail Class A shareholders. The Distribution first took effect on January 1, 1998.


ADMINISTRATOR

        Lancaster Administrative Services, Inc., has been retained as the Fund's administrator, transfer agent and dividend paying agent under a Transfer Agent and Administrative Services Agreement with the Fund. The Administrator provides, or contracts with others to provide, all necessary office facilities, bookkeeping and recordkeeping services, dividend disbursing services and share transfer services for the Fund. The Administrator is entitled to receive an administration fee, computed and paid monthly, at an annual rate of .25% of the average daily net assets of each Portfolio. The Administrator is a wholly-owned subsidiary of Farmers & Merchants Investments, Inc. and is an affiliate of the Adviser.

        The Portfolios paid the Administrator the following fees pursuant to the Administration Agreement for the fiscal years ended June 30, 1999, 1998 and 1997 (and the fiscal years ended June 30, 1999 and 1998 and the period October 1, 1996 to June 30, 1997 for the International Portfolio).


                                                1999         1998        1997
                                                ----         ----        ----
Intermediate Government Bond Portfolio    $    8,994      $11,159     $14,719
Government Securities Portfolio               75,276       70,529      61,292
Growth Portfolio                             155,739      137,584      80,173
Capital Appreciation Portfolio                17,467       21,173      11,855
International Portfolio                       26,690       27,751      14,057

        The Administrator may enter into Sub-Administration Agreements with various banks and financial institutions pursuant to which such banks and financial institutions will provide subaccounting and other shareholder services to their customers who invest in the Portfolios. These Sub-Administration Agreements will provide for the payment of a fee of up to .15% of average daily net assets of the Portfolios represented by shares held by the banks. Banks may reimburse customer accounts for such fees if required by local trust laws.


CUSTODIAN

        The Fund's Custodian is Union Bank. Under the Custodian Agreement, Union Bank holds all cash and securities of the Fund's various Portfolios through its trust department and effects transactions in the Fund's securities and cash only upon written instruction from the Fund's authorized persons. Union Bank receives fees from the Intermediate Government Bond Portfolio and the Capital Appreciation Portfolio for acting as Custodian based upon the market value of the Fund's securities which are calculated and billed monthly at the annual rates of eleven (11) basis points for the market value of securities up to $10 million, six (6) basis points for the next $10 million and two and one half (2.5) basis points over $20 million. Additionally, Union Bank is paid an annual fee of $100 per account and transaction charges of $12 for each transaction in the Fund's securities or accounts. However, the Government Securities Portfolio, the Growth Portfolio and the International Portfolio pay no Custodian fees.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

        The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. The Adviser has delegated those responsibilities for the International Portfolio to the Sub- Adviser under the Sub-Advisory Agreement. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser or Sub-Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission (if any) and considering the state of the market at the time.

        When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser or Sub-Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser or Sub- Adviser to supplement their own investment research activities and enables the Adviser or Sub- Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Portfolios. To the extent portfolio transactions are effected with broker-dealers who furnish research services, the Adviser or Sub- Adviser receives benefits, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolio from these transactions. The Adviser and Sub-Adviser believe that most research services obtained generally benefit several or all of the accounts which they manage, as opposed to solely benefitting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

        The Adviser and Sub-Adviser do not maintain any "formula" which must be followed in connection with the placement of transactions. However, from time to time, the Adviser or Sub- Adviser may elect to use certain brokers to execute transactions in order to encourage them to provide research services which the Adviser or Sub-Adviser anticipates will be useful. The Adviser or Sub-Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount of commission another broker-dealer would have charged only if the Adviser or Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's or Sub- Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

        Portfolio transactions may be effected through the Distributor. In determining the commissions to be paid to the Distributor, it is the policy of the Fund that such commissions, will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in the best interest of the Fund to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

        All transactions will be effected pursuant to the Fund's Guidelines Regarding Payment of Brokerage Commissions to Affiliated Persons adopted by the Board of Directors including a majority of the noninterested directors pursuant to Rule 17(e)-1 under the Investment Company Act of 1940.

        In certain instances, there may be securities which are suitable for the Fund as well as for that of one or more of the advisory clients of the Adviser or Sub-Adviser. Investment decisions for the Fund and for such advisory clients are made by the Adviser or Sub-Adviser with a view to achieving the investment objectives. It may develop that a particular security is bought or sold for only one client of the Adviser or Sub-Adviser even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients of the Adviser or Sub- Adviser when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients of the Adviser or Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser or Sub-Adviser, as the case may be, to be equitable to each (and may result, in the case of purchases, in allocation of that security only to some of those clients and the purchase of another security for other clients regarded by the Adviser or Sub-Adviser, as the case may be, as a satisfactory substitute). It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund involved is concerned. At the same time, however, it is believed that the ability of the Fund to participate in volume transactions will sometimes produce better execution prices.

        During the fiscal years ended June 30, 1999, 1998 and 1997 (and the fiscal years ended June 30, 1999 and 1998 and the period October 1, 1996 to June 30, 1997 for the International Portfolio), the Fund incurred brokerage commissions in the following amounts:

                                                1999        1998         1997
                                                ----        ----         ----
Intermediate Government Bond Portfolio      $   0.00    $   0.00     $   0.00
Government Securities Portfolio                 0.00        0.00         0.00
Growth Portfolio                             277,935     306,029      165,611
Capital Appreciation Portfolio                26,922      47,137       62,542
International Portfolio                       24,376      33,021       40,349


A portion of these commissions was paid to the Fund's Distributor as follows:



                                                1999       1998          1997
                                                ----       ----          ----
Intermediate Government Bond Portfolio    $     0.00  $       0     $       0
Government Securities Portfolio                 0.00          0             0
Growth Portfolio                                0.00          0             0
Capital Appreciation Portfolio             26,842.08     60,612        50,410
International Portfolio                         0.00          0             0
                                          ----------    -------       -------
                                          $26,842.08    $60,612       $50,410

        The Distributor was paid 8% of the aggregate brokerage commissions paid in the fiscal year ended June 30, 1999. The remaining brokerage commissions were paid to twelve other unaffiliated broker dealers. Of the aggregate dollar amount of transactions involving payment of commissions, 5.5% were effected through the Distributor in the fiscal year ended June 30, 1999. It is the Company's intent that brokerage transactions executed through Smith Hayes will be effected pursuant to the Company's Guidelines Regarding Payment of Brokerage Commissions to Affiliated Persons adopted by the Board of Directors, including a majority of the noninterested directors pursuant to Rule 17(e)-1 under the Investment Company Act of 1940.


CAPITAL STOCK

CAPITAL STOCK

        The Fund is authorized to issue a total of one billion shares of capital stock, with a par value of $.001 per share. The Fund has divided the shares of its capital stock into separate categories of common stock designated as the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and International Portfolio shares. The Fund initially issued only one class of shares of each Portfolio. Pursuant to its Amended and Restated Articles of Incorporation which became effective December 31, 1997, all shares of the Portfolios then outstanding were designated Institutional Class shares and issuance of Retail Class

A shares of each Portfolio was authorized. The Fund's Amended and Restated Articles of Incorporation designate 10 million shares to the Institutional Class of the Intermediate Government Bond Portfolio, Government Securities Portfolio, Capital Appreciation Portfolio and Growth Portfolio and 20 million shares to the Institutional Class of the Growth Portfolio and to the Retail Class A class of each Portfolio. The Board of Directors is empowered under the Fund's Articles of Incorporation to issue other Portfolios or classes of shares of the Fund's common stock without shareholder approval or to designate additional authorized but unissued shares for issuance by one or more existing Portfolios.

        All shares, when issued, will be fully paid and nonassessable and will be redeemable and freely transferable. They can be issued as full or fractional shares. A fractional share has pro rata the same rights and privileges as a full share. The shares possess no preemptive or conversion rights.

VOTING RIGHTS

        Each share of the Portfolios has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Fund's shares. On some issues, such as the election of directors, all shares of the Fund, irrespective of Portfolio, vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

        On an issue affecting only one Portfolio or only one class of shares of a Portfolio, the shares of the Portfolio or class vote as a separate series. Examples of such issues would be proposals to change the Investment Advisory Agreement or change a fundamental investment restriction pertaining to only one Portfolio. In voting on the Investment Advisory Agreement or proposals affecting only one Portfolio, approval of such an agreement or proposal by the shareholders of one Portfolio would make that agreement effective as to that Portfolio whether or not the agreement or proposal had been approved by the shareholders of the Fund's other Portfolios.

SHAREHOLDERS MEETINGS

        The Fund does not intend to hold annual or periodically scheduled regular meetings of shareholders unless it is required to do so. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. However, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Fund. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Fund.

     In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all investment advisory contracts and amendments thereto, and for approval and all amendments to Rule 12b-1 distribution plans. Finally, the Fund's Articles of Incorporation provide that shareholders also have the right to remove Directors upon two-thirds vote of the outstanding shares and may call a meeting to remove a Director upon the application of 10% or more of the outstanding shares. The Fund is obligated to facilitate shareholder communications in this situation if certain conditions are met.

PRINCIPAL HOLDERS OF SECURITIES


        UBATCO & Co. as nominee of Union, owned of record, without voting rights the number and percentage of the outstanding shares of the Portfolios as of June 30, 1999, as set forth below. The following table also provides the name and address of any person who owned beneficially 5% or more of the outstanding shares of each Portfolio as of the same date.



         PORTFOLIO              NAME & ADDRESS            SHARES    % OWNERSHIP
         ---------             ---------------            ------    -----------
Capital Appreciation       UBATCO & Co.                   475,147       99.73%
Portfolio                  4732 Calvert Street
                           Lincoln, NE  68506
                           Including
                           Union Bank and Trust Company    40,130       8.42%
                           Profit Sharing & 401(k) Plan
                           4732 Calvert Street
                           Lincoln, NE  68506
Growth Portfolio           UBATCO & Co.                  3,283,095      96.63%
                           4732 Calvert Street
                           Lincoln, NE  68506
                           Including
                           Union Bank and Trust Company   185,117       5.45%
                           Profit Sharing & 401(k) Plan
                           4732 Calvert Street
                           Lincoln, NE  68506
                           Linweld 401K/PSP               198.269       5.84%
                           Portfolio
                           1225 "L" Street, Suite 600
                           Lincoln, NE  68508
Intermediate               UBATCO & Co.                   288,005       98.46%
Government Bond            4732 Calvert Street
Portfolio                  Lincoln, NE  68506
                           Including

         Portfolio              Name & Address              Shares % Ownership
         ---------             ---------------              ------ -----------
                           Madonna Rehabilitation Hospital  38,795      13.25%
                           Agency Account
                           5401 South
                           Lincoln, NE  68506
                           Oak Creek Valley Bank PSP        34,016      11.63%
                           108 W. Second Street
                           Valparaiso, NE  60868
Government                 UBATCO & CO                    3,012,324    100.00%
Securities Portfolio       4732 Calvert Street
                           Lincoln, NE  68506
                           Including
                           Union Bank and Trust Company    193,131       6.41%
                           Profit Sharing & 401(k) Plan
                           4732 Calvert Street
                           Lincoln, NE  68506
                           Linweld 401K/PSP                192,502       6.39%
                           1225 "L" Street, Suite 600
                           Lincoln, NE  68508
                           Crete Carrier 401(K) Plan       174,651       5.80%
                           400 NW 56th St.
                           Lincoln, NE 68528
International Portfolio    UBATCO & CO                     977,067      99.98%
                           4732 Calvert Street
                           Lincoln, NE  68506
                           Including
                           Linweld 401K/PSP                136,790      14.00%
                           1225 "L" Street, Suite 600
                           Lincoln, NE  68508
                           Crete/Sunflower                 106,214      10.87%
                           Profit Sharing Plan
                           P.O. Box 82118
                           Lincoln, NE  68528
                           Union Bank and Trust Company     74,479       7.62%
                           Profit Sharing & 401(k) Plan
                           4732 Calvert Street
                           Lincoln, NE  68506

        On June 30, 1999, the Directors and officers of the Fund as a group beneficially owned 39,542 shares or 1.31%, 28,374 shares or .84%, 8,730 shares or 1.83% and 4,423 shares or .45%, respectively, of the Government Securities Portfolio, Growth Portfolio, Capital Appreciation Portfolio and the International Portfolio. Directors and officers owned .99% of the shares outstanding in all Portfolios.


REDEMPTION OF SHARES AND EXCHANGES BETWEEN CLASSES

REDEMPTION

        Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Portfolios of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Portfolios fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

EXCHANGES BETWEEN CLASSES

        An exchange between Retail Class A shares and the Institutional Class shares of a Portfolio is generally not permitted. However, exchanges between the classes will be permitted if a Retail Class A shareholder becomes eligible to purchase Institutional Class shares. For example, a Retail Class A shareholder may establish a trust account that is eligible to purchase shares of the Institutional Class. In this case, an exchange will be permitted between the Retail Class A class of a Portfolio and the Institutional Class of the same Portfolio at net asset value, without the imposition of a sales charge, fee or other charge. An exchange from the Institutional Class of a Portfolio to the Retail Class A class of that Portfolio will occur automatically when an Institutional Class shareholder becomes ineligible to invest in the Institutional Class, at net asset value and without the imposition of a sales load, fee or other charge. The Fund will provide at least thirty days' notice of any such exchange. After the exchange, the exchanged shares will be subject to all fees applicable to the Retail Class A shares. The Fund reserves the right to require you to complete an application or other documentation in connection with the exchange.

TAX STATUS

        The Fund has qualified and intends to continue to qualify its Portfolios as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a Portfolio must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. However, gains from the sale or other disposition of stock or securities held for less than three months must constitute less than 30% of each Portfolio's gross income. This restriction may limit the extent to which a Portfolio may effect sales of securities held for less than three months or transactions in futures contracts and options even when the Adviser otherwise would deem such transaction to be in the best interest of a Portfolio. The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Portfolio could buy or sell futures contracts and options may be limited by this requirement.

        The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

        Ordinarily, distributions and redemption proceeds earned by a Portfolio shareholder are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Fund may be required to withhold federal income tax ("backup withholding") from all dividend, capital gain and redemption payments to such shareholder. Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding due to the underreporting of certain income. These certifications are contained in the purchase application enclosed with the Prospectus.

CALCULATIONS OF PERFORMANCE DATA

        From time to time the Fund may quote the yield for the Portfolios in advertisements or in reports and other communications to shareholders. For this purpose, yield is calculated by dividing a Portfolio's net investment income per share for the base period which is 30 days or one month, by the Portfolio's maximum offering purchase price on the last day of the period and annualizing the result. The Portfolio's net investment income changes in response to fluctuations in interest rates and in the expenses of the Portfolio. Consequently, any given quotation should not be considered as representative of what the Portfolio's yield may be for any specified period in the future.

        Yield information may be useful in reviewing a Portfolio's performance and for providing a basis for comparison with other investment alternatives. However, a Portfolio's yield will fluctuate, unlike other investments which pay a fixed yield for a stated period of time. Current yield should be considered together with fluctuations in the Portfolio's net asset value over the period for which yield has been calculated, which, when combined, will indicate a Portfolio's total return to shareholders for that period. Other investment companies may calculate yields on a different basis. In addition, investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

        Investors should recognize that in periods of declining interest rates a bond portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, such portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a bond Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of such portfolio's holdings, thereby reducing the current yield of such Portfolio. In periods of rising interest rates, the opposite can be expected to occur. The Fund may also quote the indices of bond prices and yields prepared by Shearson Lehman Hutton Inc. and Salomon Brothers Inc., leading broker-dealer firms. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time.

        The Intermediate Government Bond Portfolio may quote the yield or total return on Ginnie Maes, Fannie Maes, Freddie Macs, corporate bonds and Treasury bonds and notes, either as compared to each other or as compared to the Portfolio's performance. In considering such yields or total returns, investors should recognize that the performance of securities in which the Portfolio may invest does not reflect the Portfolio's performance, and does not take into account either the effects of portfolio management or of management fees or other expenses; and that the issuers of such securities guarantee that interest will be paid when due and that principal will be fully repaid if the securities are held to maturity, while there are no such guarantees with respect to shares of the Portfolio. Investors should also be aware that the mortgages underlying mortgage-related securities may be prepaid at any time. Prepayment is particularly likely in the event of an interest rate decline, as the holders of the underlying mortgages seek to pay off high-rate mortgages or renegotiate them at potentially lower current rates. Because the underlying mortgages are more likely to be prepaid at their par value when interest rates decline, the value of certain high-yielding mortgage-related securities may have less potential for capital appreciation than conventional debt securities (such as U. S. Treasury bonds and notes) in such markets. At the same time, such mortgage-related securities may have less potential for capital appreciation when interest rates rise.

        The yields of the Portfolio for the 30-day period ended June 30, 1999 were:



                                            Institutional       Retail Class A
                                             Class Shares           Shares
Intermediate Government Bond Portfolio          4.86%                4.42%
Government Securities Portfolio                 5.32%                4.85%
Growth Portfolio                                 .70%                .39%
Capital Appreciation Portfolio                  -.17%                -.43%
International Portfolio                         1.00%                .67%


        In connection with the quotations of yields in advertisements described above, the Fund may also provide average annual total returns from the date of inception for one, five and ten-year periods if applicable. Total return is a calculation which equates an initial amount invested to the ending redeemable value at a specified time. It assumes the reinvestment of all dividends and capital gains distributions. Average total return will be the average of the total returns for each year in the period.

The Portfolios may also provide a total return figure for the most recent calendar quarter prior to the publication of the advertisement.

        The average annual total returns of the Retail Class A shares of the Portfolios for the one year, five years and inception to date ended June 30, 1999 are as follows:



                                              ONE YEAR        INCEPTION TO DATE
                                              --------        -----------------
Intermediate Government Bond Portfolio           3.73               3.83
Capital Appreciation Portfolio                 - 9.07              - .64
Growth Portfolio                                16.09              22.96
Government Securities Portfolio                  3.96               3.81
International Portfolio                          1.07              10.00


        The average annual total returns of the Institutional shares of the Portfolios for the one year, five years and inception to date ended June 30, 1999 are as follows:




                                        ONE YEAR   FIVE YEARS  INCEPTION TO DATE
                                        --------   ----------  -----------------
Intermediate Government Bond Portfolio      3.96      5.55          5.77
Capital Appreciation Portfolio          -   8.79     12.16          7.40
Growth Portfolio                           16.34     22.72         19.57
Government Securities Portfolio             4.32      6.05          4.62
International Portfolio                     1.40      0.00          7.64


FINANCIAL STATEMENTS


        The Fund hereby incorporates by reference the financial statements and related information contained in the Fund's Annual Report dated June 30, 1999. The Fund's Annual Report is available upon request to the Fund without charge.


COUNSEL

        Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Fund.

AUDITORS

        The Board of Directors, including all disinterested directors, unanimously approved the appointment of Deloitte & Touche LLP, 1040 NBC Center, Lincoln, Nebraska 68508 as the Fund's accountants.

                                   APPENDIX A

                        RATINGS OF CORPORATE OBLIGATIONS,
                      COMMERCIAL PAPER, AND PREFERRED STOCK

                        RATINGS OF CORPORATE OBLIGATIONS

MOODY'S INVESTORS SERVICE, INC.

        AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        BA: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

        B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        CAA: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

        CA: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

STANDARD & POOR'S CORPORATION

        AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

        AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

        A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

        BB--B--CCC-CC: Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           RATINGS OF PREFERRED STOCK

STANDARD & POOR'S CORPORATION

        Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

        The preferred stock ratings are based on the following considerations:

               1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

               2.      Nature of and provisions of the issue.

               3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

                       AAA: This is the highest rating that may be assigned by
               Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

                       AA: A preferred stock issue rated AA also qualifies as a
               high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

                       A: An issue rated A is backed by a sound capacity to pay
               the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                       BBB: An issue rated BBB is regarded as backed by an
               adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                       BB, B, CCC: Preferred stock rated BB, B, and CCC are
               regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                      CC: The rating CC is reserved for a preferred stock issue
               in arrears on dividends or sinking fund payments but that is currently paying.

                       C:     A preferred stock rated C is a nonpaying issue.

                       D:     A preferred stock rated D is a nonpaying issue
               with the issuer in default on debt instruments.

                       NR indicates that no rating has been requested, that
               there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy.

                       Plus (+) or Minus (-) To provide more detailed
               indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       MOODY'S INVESTORS SERVICE, INC.

                       AAA: An issue which is rated aaa is considered to be a
               top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

                       AA: An issue which is rated aa is considered a high-grade
               preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

                       A: An issue which is rated a is considered to be an
               upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

                       BAA: An issue which is rated baa is considered to be
               medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                       BA: An issue which is rated ba is considered to have
               speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                       B: An issue which is rated b generally lacks the
               characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

                       CAA: An issue which is rated caa is likely to be in
               arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

                       CA: An issue which is rated ca is speculative in a high
               degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

                       C: This is the lowest rated class of preferred or
               preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                     PART C

                                OTHER INFORMATION


Item 22.       Financial Statements
               ---------------------

        (a)    Financial Statements

               (1) Included in prospectuses for the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio, Capital Appreciation, Portfolio and Internat-ional Portfolio:

                             Financial Highlights

               (2) Incorporated by reference in Part B for the Intermediate Government Bond Portfolio, Government Securities Portfolio, Growth Portfolio Capital, Appreciation Portfolio and International Portfolio:

                             Schedule of Investments; Statement of Assets and Liabilities; Statement of Operations; Statement of Changes in Net Assets; Financial Highlights; Notes to Financial Statements; all included in the Registrant's Annual Report dated June 30, 1999.

                             Independent Auditors' Report; Statement of Assets and Liabilities, June 30, 1999; Statement of Operations, Year ended June 30, 1999; Statements of Changes in Net Assets, Years ended June 30, 1999 and 1998; Notes to Financial Statements; Schedule of Investments in Securities; and Financial Highlights all included in the Fund's Annual Financial Report dated June 30, 1999.


Item 23.    Exhibits
            --------

               Exhibit No.      Description
               -----------      ------------

                  (a)   (i)     Articles of  Incorporation  of New Horizon Fund,
                                Inc.,   dated  October  26,  1990,   were  filed
                                electronically  as an Exhibit to  Post-Effective
                                Amendment No. 11 on October 25, 1995.

                        (ii)    Articles  of   Amendment   to  the  Articles  of
                                Incorporation of the New Horizon Fund, Inc., changing the name of the corporation to Apex Fund, Inc., dated as of November 7, 1990, were filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995.

                        (iii) Articles of Amendment to the Articles of Incorporation of Apex Fund, Inc., changing the name of the corporation to Stratus Fund, Inc., dated as of January 15, 1991, were filed electronically as an Exhibit to Post- Effective Amendment No. 11 on October 25, 1995.

                        (iv) Articles of Amendment to the Articles of Incorporation of Stratus Fund, Inc., dated April 28, 1994, were filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995.

                        (v) Amended and Restated Articles of Incorporation of Stratus Fund, Inc. dated December 6, 1997, was filed electronically as an Exhibit to Post-Effective Amendment No. 17 on October 29, 1998.

                  (b) Bylaws of Stratus Fund, Inc., as amended, dated as of January 15, 1991, were filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995, and are hereby incorporated by reference.

                  (c)   Transfer Agent and Administrative  Services  Agreement
                        between    Stratus   Fund,    Inc.,   and   Lancaster
                        Administrative  Services,  Inc.,  dated  July 1, 1999,
                        was   filed  electronically   as   an   Exhibit   to
                        Post-Effective Amendment No. 18 on August 27, 1999, and is hereby incorporated by reference.


                  (d)   (i)     Investment  Advisory Agreement between Apex Fund
                                and Union  Bank & Trust  Company,  dated May 12,
                                1991, was filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25,
                                1995, and is hereby incorporated by reference.

                        (ii) Investment Advisory Agreement between Stratus Fund, Inc., and Union Bank and Trust Company for the Capital Appreciation Portfolio dated October 30, 1992, was filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995, and is hereby incorporated by reference.

                        (iii) Investment Advisory Agreement between Stratus Fund, Inc., and Union Bank & Trust Company for the Union Equity/Income Portfolio and Union Government Securities Portfolio dated April 28, 1993, was filed electronically as an Exhibit to Post- Effective Amendment No. 11 on October 25, 1995, and is hereby incorporated by reference.

                        (iv) Investment Advisory Agreement between Stratus Fund, Inc., and Union Bank & Trust Company for the International Portfolio dated as of July 15, 1996, was filed electronically as an Exhibit to Post- Effective Amendment No. 13 on September 27, 1996, and is hereby incorporated by reference.

                        (v) Sub-Advisory Agreement between Union Bank and Trust Company and Murray Johnstone International Limited dated as of July 15, 1996, was filed electronically as an Exhibit to Post-Effective Amendment No. 13 on September 27, 1996, and is hereby incorporated by reference.

                        (vi) Amendment to Investment Advisory Agreement for Growth Portfolio dated December 16, 1997, was filed electronically as an Exhibit to Post-Effective Amendment No. 17 on October 29, 1998 and is hereby incorporated by reference.

                        (vii) Amendment to Investment Advisory Agreement for Capital Appreciation Portfolio dated December 16, 1997, was filed electronically as an Exhibit to Post-Effective Amendment No. 17 on October 29, 1998 and is hereby incorporated by reference.

                  (e) Underwriting and Distribution Agreement between Apex Fund Inc., and Smith Hayes Financial Services Corporation dated May 12, 1991 was filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995 and is hereby incorporated by reference.

                  (f)           None

                  (g) Custodian Agreement between Stratus Fund, Inc., and Union Bank and Trust Company, Lincoln,
                                Nebraska, dated May 1, 1994, was filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995 and is hereby incorporated by reference.

                  (h)           None

                  (i)   (i)     Opinion and Consent of Messrs. Cline,  Williams,
                                Wright, Johnson & Oldfather dated May 10, 1991 were filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25,
                                1995, and are hereby incorporated by reference.

                        (ii) Opinion and Consent of Messrs. Cline, Williams, Wright, Johnson & Oldfather with Respect to the Capital Appreciation Portfolio dated October 30, 1992 were filed as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995 and are hereby incorporated by reference.

                        (iii) Opinion and Consent of Messrs. Cline, Williams, Wright, Johnson & Oldfather with Respect to the Union Equity/Income Portfolio and Union Government Bond Portfolio dated May 26, 1993 were filed as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995, and are hereby incorporated by reference.

                        (iv) Opinion of Ballard Spahr Andrews and Ingersoll with respect to the International Portfolio dated July 17, 1996 was filed electronically as an Exhibit to Post-Effective Amendment No. 12 on July 17, 1996 and is hereby incorporated by reference.

                        (v) Opinion of Ballard Spahr Andrews & Ingersoll with respect to Retail Class A shares of each Portfolio dated October 31, 1997, was filed electronically as an Exhibit to Post-Effective Amendment No. 16 on October 31, 1997 and is hereby incorporated by reference.


                        (vi)    Consent of  Ballard  Spahr  Andrews &  Ingersoll
                                dated  October 29,  1999,  is    filed  herewith
                                electronically.

                        (vii)   Consent   of  Deloitte   &   Touche   LLP  dated
                                dated  October 27,  1999,  is    filed  herewith
                                electronically.


                  (j)           None

                  (k)           None

                  (l) Revised Subscription Agreement of Initial Stockholder dated May 3, 1991, was filed electronically as an Exhibit to Post-Effective Amendment No. 11 on October 25, 1995, and is hereby incorporated by reference.

                  (m) Distribution Plan for Retail Class A Series of Shares of Stratus Fund, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No.16 on October 31, 1997 and is hereby incorporated by reference.


                  (n) Financial Data Schedules for the period ended June 30, 1999 are filed herewith electronically.


                  (o) Multiple Class Plan of Stratus Fund, Inc., adopted pursuant to Rule 18f-3 under the 1940 Act was filed electronically as an Exhibit to Post-Effective Amendment No. 16 on October 31, 1997 and is hereby incorporated by reference.

Item 24.       Persons Controlled by or under Common Control with Registrant
               -------------------------------------------------------------
               N/A

Item 25.       Indemnification
               ---------------

       Section 302A.521 of the Minnesota Business Corporation Act requires indemnification of officers and directors of the Registrant under circumstances set forth therein. Reference is made to Article 9 of the Amended and Restated Articles of Incorporation (Exhibit 1), Article XIII of the Bylaws of Registrant (Exhibit 2 hereto), to Section 10 of the Underwriting Agreement (Exhibit 6) and to Section 8 of the Transfer Agent and Administrative Services Agreement (Exhibit 5a) for additional indemnification provisions.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.       Business and Other Connections of Investment Adviser
              ----------------------------------------------------

     Union Bank and Trust Company is a state bank chartered in the state of Nebraska and is engaged in the general banking business with trust powers. All Directors and officers of Union Bank and Trust Company are principally engaged in Banking unless otherwise indicated.

        Name of Director            Positions with       Other Substantial
        and Officer                 Adviser              Business Past Two Years
        -----------                 -------              -----------------------

        Jay L. Dunlap               Chairman                     Banking

        Phylis Acklie               Director                   Vice President,
                                                               Corporate
                                                               Secretary and
                                                               Director,
                                                               Crete Carrier
                                                               Corporation,
                                                               Lincoln, Nebraska

        Michael S. Dunlap           Director and Executive       Banking
                                    Vice President

        Angie Muhleisen             Director and President       Banking
                                    Executive

        Tonn Osterguard             Director                   President and
                                                               CEO, Crete
                                                               Carrier
                                                               Corporation,
                                                               Lincoln, Nebraska

        Edwin C. Perry              Director                     Attorney

        R. David Wilcox             Senior Vice President -      Banking
                                    Trust Department

        William C. Eastwood         Senior Vice President -      Banking
                                    Trust Department

        Ken Backemeyer              Senior Vice President -      Banking
                                    Trust Department

        Ross Wilcox                 Director and CEO             Banking

        Neil S. Tyner               Director                 Retired Chairman,
                                                             Director
                                                             and Chief Executive
                                                             Officer, Ameritas
                                                             Life Insurance
                                                             Company

        Duane Ackle                 Director                 Chairman
                                                             Crete Carrier
                                                             Corporation,
                                                             Lincoln, Nebraska


The address is the address of the Adviser unless otherwise indicated, which is contained under "Management" in the Prospectus.

Item 27.       Principal Underwriters
              -----------------------

        (a)  Not applicable.

        (b)
                             Positions and                Positions and
Name and Principal           Offices with                 Offices with
 Business Address             Underwriter                 Registrant
-----------------            -------------              -----------------------

Thomas C. Smith              Chairman and                 Treasurer
200 Centre Terrace           President
1225 "L" Street
Lincoln, NE 68508

George W. Peterson           Director and Vice President  n/a
200 Centre Terrace
1225 L St.
Lincoln, NE  68508

Max H. Callen                Director and Vice President  n/a
200 Centre Terrace
1225 L St.
Lincoln, NE  68508

A. John Walters              Director and Vice President  n/a
200 Centre Terrace
1225 L St.
Lincoln, NE  68508

Allen J. Moore               Director and Vice President  n/a
200 Centre Terrace
1225 L St.
Lincoln, NE  68508

Sharon A. Shelley            Director, VP, Sec/Treasurer  n/a
200 Centre Terrace
1225 L St.
Lincoln, NE  68508

W. Don Nelson                Vice President               n/a
200 Centre Terrace
1225 L St.
Lincoln, NE  68508


        (c) Not applicable.

Item 28.       Location of Accounts and Records
              --------------------------------

     All required accounts, books and records will be maintained by Thomas C. Smith, 200 Centre Terrace, 1225 "L" Street, P.O. Box 83000, Lincoln, Nebraska 68508 and Michael S. Dunlap, 6801 S. 27th, Lincoln, Nebraska 68501

Item 29.       Management Services
             ----------------------

        Not applicable.

Item 30.       Undertakings
               ------------

        Not applicable.
                                       7

                                   SIGNATURES



Pursuant to the requirements of the Securities Act and the Investment Company Act the Fund certifies that it meets all of the requirements of effectiveness of this Registration Statement under Rule 485 (b) under the Securities Act has duly caused this Registration Statement to be signed on its behalf and by the undersigned, thereto duly authorized, in the City of Lincoln, State of Nebraska, on the 26th day of October, 1999.



                                            STRATUS FUND, INC.


                                            By /s/ Michael S. Dunlap
                                              ------------------------------
                                               Michael S. Dunlap, President


        Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities indicated:


     Signatures                     Title                        Date
    -------------                  ------                        -----

   /s/ Michael S. Dunlap
-------------------------
Michael S. Dunlap                  President,                   October 26, 1999
                                   Chief Executive Officer,
                                   Secretary and Director


   /s/ Thomas C. Smith
-------------------------
Thomas C. Smith                    Chief Financial Officer,    October 27, 1999
                                   Treasurer and Director




-------------------------
R. Paul Hoff                      Director                     October ___, 1999




-------------------------         Director                     October ___, 1999

Stan Schrier



   /s/ Edson L. Bridges, III
-----------------------------
Edson L. Bridges, III            Director                      October 26, 1999

                                INDEX TO EXHIBITS



   EXHIBIT
   NUMBER           DESCRIPTION
  ---------     -------------------------------

  (i) (vi)  Consent of Ballard Spahr Andrews & Ingersoll dated October 29, 1999.

  (i) (vii) Consent of Deloitte & Touche, LLP dated October 27, 1999.

  (n)       Financial Data Schedules.